     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1997

                                                    REGISTRATION NOS.: 33-48765
                                                                       811-6711
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM N-1A

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                   [X]
                          PRE-EFFECTIVE AMENDMENT NO.                      [ ]
                         POST-EFFECTIVE AMENDMENT NO. 5                    [X]
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                              [X]
                                AMENDMENT NO. 6                            [X]

                               ------------------

                          TCW/DW SMALL CAP GROWTH FUND

                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                                BARRY FINK, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:

                            DAVID M. BUTOWSKY, ESQ.
                         GORDON ALTMAN BUTOWSKY WEITZEN
                                 SHALOV & WEIN
                              114 WEST 47TH STREET
                            NEW YORK, NEW YORK 10036

                               ------------------

   APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this effective date of the registration statement.

                               ------------------

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

[X]  immediately upon filing pursuant to paragraph (b)
[ ]  on (date) pursuant to paragraph (b)
[ ]  60 days after the filing pursuant to paragraph (a)
[ ]  on (date) pursuant to paragraph (a) of rule 485

   THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO SECTION (A)(1) OF RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE REGISTRANT FILED A RULE 24F-2 NOTICE FOR ITS FISCAL YEAR ENDED FEBRUARY 28, 1997 WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 14, 1997.
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                          TCW/DW SMALL CAP GROWTH FUND
                             CROSS-REFERENCE SHEET

FORM N-1A
PART A
ITEM          CAPTION
----          -------
                                       PROSPECTUS
                                       ----------
   1. ....... Cover Page
   2. ....... Summary of Fund Expenses; Prospectus Summary
   3. ....... Financial Highlights; Performance Information
   4. ....... Investment Objective and Policies; The Fund and its
              Management; Cover Page; Investment Restrictions;
              Prospectus Summary
   5. ....... The Fund and Its Management; Back Cover; Investment
              Objective and Policies
   6. ....... Dividends, Distributions and Taxes; Additional
              Information
   7. ....... Purchase of Fund Shares; Shareholder Services;
              Repurchases and Redemptions
   8. ....... Repurchases and Redemptions; Shareholder Services
   9. ....... Not Applicable

PART B
ITEM                    STATEMENT OF ADDITIONAL INFORMATION
----                    -----------------------------------
  10. ....... Cover Page
  11. ....... Table of Contents
  12. ....... The Fund and Its Management
  13. ....... Investment Practices and Policies; Investment
              Restrictions; Portfolio Transactions and Brokerage
  14. ....... The Fund and Its Management; Trustees and
              Officers
  15. ....... Trustees and Officers
  16. ....... The Fund and Its Management; Custodian
              and Transfer Agent; Independent Accountants
  17. ....... Portfolio Transactions and Brokerage
  18. ....... Description of Shares
  19. ....... Redemptions and Repurchases; Financial Statements;
              Shareholder Services
  20. ....... Dividends, Distributions and Taxes
  21. ....... The Distributor
  22. ....... Performance Information
  23. ....... Financial Statements

PART C

   Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

PROSPECTUS -- APRIL 30, 1997
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  TCW/DW Small Cap Growth Fund (the "Fund") is an open-end, non-diversified management investment company, whose investment objective is capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks and other equity securities of lesser known, smaller capitalization domestic and foreign companies. See "Investment Objective and Policies."

  Shares of the Fund are continuously offered at net asset value without the imposition of a sales charge. However, repurchases and/or redemptions of shares are subject in most cases to a contingent deferred sales charge, scaled down from 5% to 1% of the amount redeemed, if made within six years of purchase, which charge will be paid to the Fund's Distributor, Dean Witter Distributors Inc. See "Repurchases and Redemptions--Contingent Deferred Sales Charge." In addition, the Fund pays the Distributor a Rule 12b-1 distribution fee pursuant to a Plan of Distribution at the annual rate of 1% of the lesser of the (i) average daily aggregate net sales or (ii) average daily net assets of the Fund. See "Purchase of Fund Shares--Plan of Distribution."


  This Prospectus sets forth concisely the in-formation you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated April 30, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.


TABLE OF CONTENTS

Prospectus Summary ....................................................      2
Summary of Fund Expenses ..............................................      3
Financial Highlights ..................................................      4
Fund and its Management ...............................................      4
Investment Objective and Policies .....................................      5
 Risk Considerations and
  Investment Practices ................................................      6
Investment Restrictions ...............................................     11
Purchase of Fund Shares ...............................................     11


Shareholder Services ..................................................     14


Repurchases and Redemptions ...........................................     16
Dividends, Distributions and Taxes ....................................     18


Performance Information ...............................................     19


Additional Information ................................................     19

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      TCW/DW SMALL CAP GROWTH FUND
      Two World Trade Center
      New York, New York 10048
      (212) 392-2550 or
      (800) 869-NEWS (toll-free)

      Dean Witter Distributors Inc.
      Distributor

PROSPECTUS SUMMARY
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The                The Fund is organized as a Trust, commonly known as a
Fund               Massachusetts business trust, and is an open-end,
                   non-diversified management investment company investing
                   primarily in common stocks and other equity securities of
                   lesser-known, smaller capitalization companies.
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Shares             Shares of beneficial interest with $0.01 par value (see
Offered            page 19).
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Offering           At net asset value (see page 11). Shares redeemed within
Price              six years of purchase are subject to a contingent deferred sales charge under most circumstances (see page 16).
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Minimum            The minimum initial investment is $1,000 ($100 if the
Purchase           account is opened through EasyInvest (Service Mark) ); and
                   the minimum subsequent investment is $100 (see page 11).
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Investment         The investment objective of the Fund is capital
Objective          appreciation.
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Manager            Dean Witter Services Company Inc. (the "Manager"), a
                   wholly-owned subsidiary of Dean Witter InterCapital Inc.
                   ("InterCapital"), is the Fund's manager. The Manager serves as Manager to thirteen other investment companies which are advised by TCW Funds Management, Inc. (the "TCW/DW Funds").
                   The Manager and InterCapital serve in various investment
                   management, advisory, management and administrative
                   capacities to a total of 102 investment companies and other portfolios with assets of approximately $91.4 billion at
                   March 31, 1997.
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Adviser            TCW Funds Management, Inc. (the "Adviser") is the Fund's
                   investment adviser. In addition to the Fund, the Adviser
                   serves as investment adviser to thirteen other TCW/DW Funds.
                   As of March 31, 1997, the Adviser and its affiliates had
                   over $50 billion under management or committed to management in various fiduciary or advisory capacities, primarily from institutional investors.
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Management         The Manager receives a monthly fee at the annual rate of
and Advisory       0.60% of daily net assets. The Adviser receives a monthly
Fees               fee at an annual rate of 0.40% of daily net assets (see page
                   5).
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Dividends          Income dividends and capital gains, if any, will be
                   distributed no less than annually. Dividends and capital
                   gains distributions are automatically reinvested in
                   additional shares at net asset value unless the shareholder elects to receive cash (see page 18).
-------------------------------------------------------------------------------
Distributor        Dean Witter Distributors Inc. (the "Distributor") is the
                   distributor of the Fund's shares. The Distributor receives from the Fund a distribution fee accrued daily and payable monthly at the rate of 1% per annum of the lesser of (i)
                   average daily aggregate net sales or (ii) average daily net assets of the Fund. This fee compensates the Distributor for the services provided in distributing shares of the Fund and for sales-related expenses. The Distributor also receives
                   the proceeds of any contingent deferred sales charges. (see page 13).
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Redemption--       Shares are redeemable by the shareholder at net asset value;
Contingent         an account may be involuntarily redeemed if the total value
Deferred           of the account is less than $100 or, if the account was
Sales              opened through EasyInvest (Service Mark), if after twelve
Charge             months the shareholder has invested less than $1,000 in the account. Although no commission or sales load is imposed
                   upon the purchase of shares, a contingent deferred sales
                   charge (scaled down from 5% to 1%) is imposed on any
                   redemption of shares if after such redemption the aggregate current value of an account with the Fund falls below the
                   aggregate amount of the investor's purchase payments made
                   during the six years preceding the redemption. However,
                   there is no charge imposed on redemption of shares purchased through reinvestment of dividends or distributions (see page
                   16).
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Risk               The net asset value of the Fund's shares will fluctuate with
Considerations     changes in the market value of the Fund's portfolio
                   securities. Investing in lesser known, smaller
                   capitalization companies may involve greater risk of
                   volatility in the Fund's net asset value than is customarily associated with larger, more established companies. The Fund is a non-diversified investment company and, as such, is not subject to the diversification requirements of the
                   Investment Company Act of 1940, as amended. As a result, a relatively high percentage of the Fund's assets may be
                   invested in a limited number of issuers. However, the Fund intends to continue to qualify as a regulated investment
                   company under the federal income tax laws and, as such, is subject to the diversification requirements of the Internal
                   Revenue Code. The Fund may invest in lower rated or unrated convertible securities, may invest in foreign securities,
                   may engage in options and futures transactions, and may
                   purchase securities on a when-issued, delayed delivery or
                   "when, as and if issued" basis, which may involve certain
                   special risks (see page 6). In addition, the Fund's
                   portfolio turnover rate may exceed 100%, which may result in increased brokerage expenses (see page 11).
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 The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
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   The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended February 28, 1997.


Shareholder Transaction Expenses
--------------------------------

Maximum Sales Charge Imposed on Purchases............................................   None
Maximum Sales Charge Imposed on Reinvested Dividends.................................   None
Deferred Sales Charge
 (as a percentage of the lesser of original purchase price or redemption proceeds) ..   5.0%

   A contingent deferred sales charge is imposed at the following declining rates:

YEAR SINCE PURCHASE PAYMENT MADE        PERCENTAGE
--------------------------------        ----------
First................................      5.0%
Second...............................      4.0%
Third................................      3.0%
Fourth...............................      2.0%
Fifth................................      2.0%
Sixth................................      1.0%
Seventh and thereafter...............      None


Redemption Fees ..........................................................   None
Exchange Fee .............................................................   None

Annual Fund Operating Expenses (as a Percentage of Average Net Assets)
----------------------------------------------------------------------
Management and Advisory Fees..............................................   1.00%
12b-1 Fees* ..............................................................   0.88%
Other Expenses ...........................................................   0.27%
Total Fund Operating Expenses.............................................   2.15%



--------------
* A PORTION OF THE 12B-1 FEE EQUAL TO 0.25% OF THE FUND'S AVERAGE DAILY NET ASSETS IS CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES (SEE "PURCHASE OF FUND SHARES").



EXAMPLE                                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------                                                       ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
 of each time period: ......................................   $72       $97      $135       $248
You would pay the following expenses on the same investment,
 assuming no redemption: ...................................   $22       $67      $115       $248


   THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Plan of Distribution" and "Repurchases and Redemptions" in this Prospectus.

   Long-term shareholders of the Fund may pay more in sales charges and distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
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   The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto, and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.




                                                                         FOR THE PERIOD
                                        FOR THE YEAR ENDED FEBRUARY 28,  AUGUST 2, 1993*
                                        -------------------------------      THROUGH
                                           1997      1996**     1995    FEBRUARY 28, 1994
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...   $16.24     $ 9.90    $10.30        $10.00
                                        ---------- ---------- --------- -----------------
Net investment loss.....................    (0.26)     (0.19)    (0.18)        (0.07)
Net realized and unrealized gain
 (loss).................................    (0.25)      6.53     (0.22)         0.37
                                        ---------- ---------- --------- -----------------
Total from investment operations .......    (0.51)      6.34     (0.40)         0.30
                                        ---------- ---------- --------- -----------------
Net asset value, end of period..........   $15.73     $16.24    $ 9.90        $10.30
                                        ========== ========== ========= =================
TOTAL INVESTMENT RETURN+................    (3.14)%    64.04%    (3.88)%        3.00%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses................................     2.15%      2.32%     2.57%         2.18%(2)(3)
Net investment loss.....................    (1.70)%    (1.75)%   (2.04)%       (1.75)%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.............................. $268,783   $153,366   $69,984       $68,209
Portfolio turnover rate.................       42%        52%      116%           69%(1)
Average commission rate paid............  $0.0580         --        --            --


--------------
 *     Commencement of operations.
 **    Year ended February 29.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) If the Fund had borne all its expenses that were assumed or waived by the Manager and Adviser, the annualized expense and net investment loss ratios would have been 2.78% and (2.35)%, respectively.

THE FUND AND ITS MANAGEMENT
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   TCW/DW Small Cap Growth Fund (the "Fund") is an open-end, non-diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on March 11, 1992.

   Dean Witter Services Company Inc. (the "Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Manager. The Manager is a wholly-owned subsidiary of Dean Witter InterCapital Inc. ("InterCapital"). InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.


   On February 5, 1997, DWDC and Morgan Stanley Group Inc. announced that they had entered into an Agreement and Plan of Merger, with the combined company to be named Morgan Stanley, Dean Witter, Discover & Co. The business of Morgan Stanley Group Inc. and its affiliated companies is providing a wide range of financial services for sovereign governments, corporations, institutions and individuals throughout the world. DWDC is the direct parent of InterCapital and Dean Witter Distributors Inc., the Fund's distributor. It is currently anticipated that the transaction will close in mid-1997. Thereafter, InterCapital and Dean Witter Distributors Inc. will be direct subsidiaries of Morgan Stanley, Dean Witter, Discover & Co.

   The Manager acts as manager to thirteen other TCW/DW Funds. The Manager and InterCapital act in various investment management, advisory, management and administrative capacities to a total of 102 investment companies, thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $88.3 billion as of March 31, 1997. InterCapital also manages and advises portfolios of pension plans, other institutions and individuals which aggregated approximately $3.1 billion at such date.


   The Fund has retained the Manager to manage its business affairs, supervise its overall day-to-day operations (other than providing investment advice) and provide all administrative services.


   TCW Funds Management, Inc. (the "Adviser"), whose address is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, is the Fund's investment adviser. The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. ("TCW"), whose subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. Robert A. Day, who is Chairman of the Board of Directors of TCW, may be deemed to be a control person of the Adviser by virtue of the aggregate ownership by Mr. Day and his family of more than 25% of the outstanding voting stock of The TCW Group, Inc. The Adviser serves as investment adviser to eleven other TCW/DW Funds in addition to the Fund. As of March 31, 1997, the Adviser and its affiliated companies had over $50 billion under management or committed to management, primarily from institutional investors.


   The Fund has retained the Adviser to invest the Fund's assets.

   The Fund's Trustees review the various services provided by the Manager and the Adviser to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.


   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Manager, the Fund pays the Manager monthly compensation calculated daily by applying the annual rate of 0.60% to the Fund's net assets. As compensation for its investment advisory services, the Fund pays the Adviser monthly compensation calculated daily by applying an annual rate of 0.40% to the Fund's net assets. The total fees paid by the Fund to the Manager and the Adviser are higher than the fees paid by most other investment companies for similar services. For the fiscal year ended February 28, 1997, the Fund accrued total compensation to the Manager and the Adviser amounting to 0.60% and 0.40%, respectively, of the Fund's average daily net assets. During that period, the Fund's total expenses amounted to 2.15% of the Fund's average daily net assets.


INVESTMENT OBJECTIVE AND POLICIES
-------------------------------------------------------------------------------

   The investment objective of the Fund is capital appreciation. This objective is fundamental and may not be changed without shareholder approval. There is no assurance that the objective will be achieved.

   The Fund invests primarily in common stocks and other equity securities of lesser known, smaller capitalization companies. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in common stocks and securities convertible into common stock of companies with market capitalizations at the time of purchase (calculated by multiplying the number of outstanding shares of a company by the current market price) of less than $1 billion. Generally, no more than 25% of the Fund's total assets will be invested in securities of companies with market capitalizations of less than $100 million, at the time of purchase. Investing in lesser-known, smaller capitalization companies may involve greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies. The Fund may invest up to 35% of its net assets in convertible securities. There are no minimum rating or quality requirements with respect to convertible securities in which the Fund may invest. See the Appendix to the Statement of Additional Information for a discussion of ratings of fixed-income securities.

   The Adviser invests the Fund's assets by pursuing its small cap growth investment philosophy. That philosophy consists of fundamental company-by-company financial analysis used in conjunction with technical and quantitative market analysis to screen potential investments and to continuously monitor securities in the Fund's portfolio. Under normal circumstances it is expected that the Fund's portfolio will generally contain securities of more than 75 separate issuers. Dividend income is not a consideration in the selection of stocks for purchase by the Fund.

   While the Fund invests primarily in common stocks and securities convertible into common stock of small capitalization companies, under ordinary cir cumstances it may invest up to 35% of its total assets in (i) equity securities of companies with a market capitalization of more than $1 billion at the time of purchase as long as such investments are consistent with the Fund's objective of capital appreciation and (ii) money market instruments, which are short-term (maturities of up to thirteen months) fixed-income securities issued by private and governmental institutions. Money market instruments in which the Fund may invest are securities issued or guaranteed by the U.S. Government or its agencies (Treasury bills, notes and bonds); obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more; Eurodollar certificates of deposit; obligations of savings banks and savings and loan associations having total assets of $1 billion or more; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if not rated, issued by a company having an outstanding debt issue rated AAA by S&P or Aaa by Moody's.

   There may be periods during which, in the opinion of the Adviser, market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which greater than 35% of its total assets is invested in money market instruments or cash.

   The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the "Act"), and as such is not limited by the Act in the proportion of its assets that it may invest in the obligations of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. See "Dividends, Distributions and Taxes." In order to qualify, among other requirements, the Fund will limit its investments so that at the close of each quarter of the taxable year: (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets not more than 5% will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. To the extent that a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company. The limitations described in this paragraph are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised.

RISK CONSIDERATIONS AND INVESTMENT PRACTICES

   The net asset value of the Fund's shares will fluctuate with changes in the market value of the Fund's portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted.

   Small Cap Stocks. As stated above, investing in lesser-known, smaller capitalization companies may involve greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies. Often small capitalization companies and the industries in which they are focused are still evolving and while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

   Foreign securities. The Fund may invest up to 25% of the value of its total assets in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depository Receipts, on which there is no such limit). The Fund's investment in unlisted foreign securities is subject to the Fund's overall policy limiting its investment in illiquid securities to 15% or less of its net assets.

   Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

   Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade.

   Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

   Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. To the extent the Fund purchases Eurodollar certificates of deposit issued by foreign branches of domestic United States banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions and future international political and economic developments which might adversely affect the payment of principal or interest.

   Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

   To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

   Because of the special nature of the Fund's permitted investments in lower rated convertible securities, the Adviser must take account of certain special considerations in assessing the risks associated with such investments. (Lower rated convertible and fixed-income securities are commonly known as "junk bonds.") The prices of lower rated securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated securities and a corresponding volatility in the net asset value of a share of the Fund.

   Repurchase Agreements. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

   When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

   When, As and If Issued Securities. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

   Zero Coupon Securities. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

   A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

   Investment in Real Estate Investment Trusts. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

   Private Placements. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.


   The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Adviser, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular period of time, may be unable to find qualified institutional buyers interested in purchasing such securities.


OPTIONS AND FUTURES TRANSACTIONS

   The Fund may purchase and sell (write) call and put options on portfolio securities and on the U.S. dollar which are or may in the future be listed on securities exchanges or are written in over-the-counter transactions ("OTC options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund.

   The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its net assets. The Fund may purchase put options on securities which it holds in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions. The aggregate value of the obligations underlying the puts determined as of the date the options are sold will not exceed 50% of the Fund's net assets. There are no other limits on the Fund's ability to purchase call and put options. The Fund may write covered call and put options on portfolio securities and on the U.S. dollar without limit. The Fund may also purchase and write options on stock indexes. See "Risks of Options on Indexes" in the Statement of Additional Information.

   The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on commodity exchanges on underlying portfolio securities, on fixed-income securities ("interest rate" futures) and on such indexes of equity or fixed-income securities as may exist or come into being ("index" futures). The Fund will purchase or sell interest rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. The Fund will purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices.

   The Fund also may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

   New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

   Risks of Options and Futures Transactions. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options may generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

   While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Adviser could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the dollar cash prices of the Fund's portfolio securities and their denominated currencies.

PORTFOLIO MANAGEMENT

   The Fund's portfolio is actively managed by its Adviser with a view to achieving the Fund's investment objective. Charles Larsen and Douglas S. Foreman, Managing Directors of the Adviser, are the primary portfolio managers of the Fund since September, 1994. Mr. Larsen has been a portfolio manager of affiliates of The TCW Group, Inc. since 1984. Mr. Foreman has been a portfolio manager with affiliates of The TCW Group, Inc. since May, 1994, prior to which he was a portfolio manager with Putnam Investments.

   In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Adviser will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of the Manager, and others regarding economic developments and interest rate trends, and the Adviser's own analysis of factors it deems relevant.

   Orders for transactions in portfolio securities and commodities are placed for the Fund with a number of brokers and dealers, including DWR. The Fund may incur brokerage commissions on transactions conducted through DWR. It is not anticipated that the portfolio trading will result in the Fund's portfolio turnover rate exceeding 150% in any one year. The Fund will incur brokerage costs commensurate with its portfolio turnover rate, and thus a higher level (over 100%) of portfolio transactions will increase the Fund's overall brokerage expenses. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's trading policy.

   Except as specifically noted, all investment policies and practices discussed above are not fundamental policies of the Fund and, as such, may be changed without shareholder approval.

INVESTMENT RESTRICTIONS
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   The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund may not:

       1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

       2. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

   In addition, as a non-fundamental policy, the Fund may not, as to 75% of its total assets, purchase more than 10% of the voting securities of any issuer.

PURCHASE OF FUND SHARES
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   The Fund offers its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager, shares of the Fund are distributed by the Distributor and offered by DWR and others (which may include TCW Brokerage Services, an affiliate of the Adviser) which have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   The minimum initial purchase is $1,000 and subsequent purchases of $100 or more may be made by sending a check, payable to TCW/DW Small Cap Growth Fund, directly to Dean Witter Trust Com pany (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303, or by contacting an account executive of DWR or any other Selected Broker-Dealer. The minimum initial purchase, in the case of investments through EasyInvest (Service Mark), an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.

   Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distribu tions if their order is received by the close of business on the day prior to the record date for such dividends and distributions.

   The offering price will be the net asset value per share next determined following receipt of an order by the Transfer Agent (see "Determination of Net Asset Value"). While no sales charge is imposed at the time shares are purchased, a contingent deferred sales charge may be imposed at the time of redemption (see "Repurchases and Redemptions"). Sales personnel are compensated for selling shares of the Fund at the time of their sale by the Distributor and/or Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

PLAN OF DISTRIBUTION

   The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan"), under which the Fund pays the Distributor a fee, which is accrued daily and payable monthly, at an annual rate of 1% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the Fund's average daily net assets. This fee is treated by the Fund as an expense in the year it is accrued. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the Fund's average daily net assets, is characterized as a service fee within the meaning of NASD guidelines. The service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

   Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses.


   For the fiscal year ended February 28, 1997, the Fund accrued payments under the Plan amounting to $2,299,601, which amount is equal to 0.88% of the Fund's average daily aggregate net sales for the fiscal year. The payments accrued under the Plan were calculated pursuant to clause
(a) of the compensation formula under the Plan.


   At any given time, the expenses in distributing shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of contingent deferred sales charges paid by investors upon the redemption of shares (see "Repurchases and Redemptions--Contingent Deferred Sales Charge"). For example, if $1 million in expenses in distributing shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amount, including the carrying charge described above, totalled $13,100,382 at February 28, 1997, which was equal to 4.87% of the Fund's net assets on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount, if any, does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.


DETERMINATION OF NET ASSET VALUE

   The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting all its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.


   In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees), and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.


   Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

   Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
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   Automatic Investment of Dividends and Distributions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other TCW/DW
Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption. (See "Repurchases and Redemptions").

   Investment of Dividends or Distributions Received in Cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Repurchases and Redemptions").

   EasyInvest (Service Mark). Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Fund's Transfer Agent for investment in shares of the Fund. (See "Purchases of Fund Shares" and "Repurchases and Redemptions--Involuntary Redemption").

   Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (See "Repurchases and Redemptions--Contingent Deferred Sales Charge"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

   Tax Sheltered Retirement Plans. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

   For further information regarding plan administration, custodial fees and other details, investors should contact their account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

   The Fund makes available to its shareholders an "Exchange Privilege" allowing the exchange of shares of the Fund for shares of any other TCW/DW Fund sold with a contingent deferred sales charge ("CDSC Funds"), for shares of TCW/DW North American Government Income Trust, TCW/DW Income and Growth Fund, TCW/DW Balanced Fund and for shares of five money market funds for which InterCapital serves as investment manager: Dean Witter Liquid Asset Fund Inc., Dean Witter U.S. Government Money Market Trust, Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust (the foregoing eight non-CDSC funds are hereinafter collectively referred to as "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

   Shareholders utilizing the Fund's Exchange Privilege may subsequently re-exchange such shares back to the Fund. However, no exchange privilege is available between the Fund and any other fund managed by the Manager or InterCapital, other than other TCW/DW Funds and the five money market funds listed above.

   An exchange to another CDSC Fund or to any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund or any other CDSC Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the TCW/DW Funds can be effected on the same basis. No contingent deferred sales charge ("CDSC") is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a CDSC Fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a CDSC Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in a CDSC Fund (see "Repurchases and Redemptions--Contingent Deferred Sales Charge"). However, in the case of shares exchanged into an Exchange Fund, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.)

   Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund, each of the other TCW/DW Funds and each of the money market funds may in its discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such TCW/DW Funds or money market funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the funds for which the Exchange Privilege is available pursuant to this Exchange Privilege by contacting their DWR or other Selected Broker-Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. The procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions will also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent transactions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case in the past with other funds managed by the Manager.

   Shareholders should contact their account executive or the Transfer Agent for further information about the Exchange Privilege.

REPURCHASES AND REDEMPTIONS
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   Repurchase. DWR and other Selected Broker-Dealers are authorized to repurchase, as agent for the Fund, shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC (see below).

   The CDSC, if any, will be the only fee imposed directly upon shareholders by the Fund, the Distributor, DWR or other Selected Broker-Dealer. The offers by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth below under "Redemption."

   Redemption. Shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption along with any additional documentation required by the Transfer Agent.

   Contingent Deferred Sales Charge. Shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any charge upon redemption. Shares redeemed sooner than six years after purchase may, however, be subject to a charge upon redemption. This charge is called a "contingent deferred sales charge" ("CDSC"), which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the table below:

                                                          CONTINGENT DEFERRED
         YEAR SINCE                                          SALES CHARGE
          PURCHASE                                        AS A PERCENTAGE OF
        PAYMENT MADE                                        AMOUNT REDEEMED
        ------------                                        ---------------
First...................................................          5.0%
Second..................................................          4.0%
Third ..................................................          3.0%
Fourth..................................................          2.0%
Fifth...................................................          2.0%
Sixth...................................................          1.0%
Seventh and thereafter .................................          None

   A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years preceding the redemption;
(ii) the current net asset value of shares purchased more than six years prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

   In addition, the CDSC, if otherwise applicable, will be waived in the case of:

   (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

   (2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2);
(b) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (c) a tax-free return of an excess contribution to an IRA; and


   (3) all redemptions of shares held for the benefit of a participant in a corporate or self-employed retirement plan qualified under Section 401(k) of the Internal Revenue Code which offers investment companies managed by the Manager or its parent, Dean Witter InterCapital Inc., as self-directed investment alternatives and for which Dean Witter Trust Company or Dean Witter Trust FSB, each of which is an affiliate of the Manager, serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper ("Eligible 401(k) Plan"), provided that either: (a) the plan continues to be an Eligible 401(k) Plan after the redemption; or (b) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.


   With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

   Payment for Shares Redeemed or Repurchased. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

   Reinstatement Privilege. A shareholder who has had his or her shares repurchased or redeemed and has not previously exercised this reinstatement privilege may, within thirty days after the date of the repurchase or redemption, reinstate any portion or all of the proceeds of such repurchase or redemption in shares of the Fund at net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such repurchase or redemption.


   Involuntary Redemption. The Fund reserves the right, on sixty days notice, to redeem, at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $1,000 in the account. No CDSC will be imposed on any involuntary redemption.


DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

   Dividends and Distributions. The Fund intends to pay dividends and to distribute substantially all of the Fund's net investment income and net realized short-term and long-term capital gains, if any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment.

   All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. (See "Shareholder Services--Automatic Investment of Dividends and
Distributions.")

   Taxes. Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the corporate dividends received deduction.


   The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.


   After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, share holders' taxpayer identification numbers must be furnished and certified as to their accuracy.


   Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

   From time to time the Fund may quote its "total return" in advertisements and sales literature. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over periods of one, five and ten years, as well as over the life of the Fund if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the Fund and all sales charges which would be incurred by redeeming shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund.

   The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.).

ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

   Voting Rights. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

   The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the shareholders.

   Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

   Code of Ethics. The Adviser is subject to a Code of Ethics with respect to investment transactions in which the Adviser's officers, directors and certain other persons have a beneficial interest to avoid any actual or potential conflict or abuse of their fiduciary position. The Code of Ethics, as it pertains to the TCW/DW Funds, contains several restrictions and procedures designed to eliminate conflicts of interest including: (a) pre-clearance of personal investment transactions to ensure that personal transactions by employees are not being conducted at the same time as the Adviser's clients; (b) quarterly reporting of personal securities transactions; (c) a prohibition against personally acquiring securities in an initial public offering, entering into uncovered short sales and writing uncovered options; (d) a seven day "black out period" prior or subsequent to a TCW/DW Fund transaction during which portfolio managers are prohibited from making certain transactions in securities which are being purchased or sold by a TCW/DW Fund; (e) a prohibition, with respect to certain investment personnel, from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 60 calendar days; and (f) a prohibition against acquiring any security which is subject to firm wide or, if applicable, a department restriction of the Adviser. The Code of Ethics provides that exemptive relief may be given from certain of its requirements, upon application. The Adviser's Code of Ethics complies with regulatory requirements and, insofar as it relates to persons associated with registered investment companies, the 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

   Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

TCW/DW Small Cap Growth Fund
Two World Trade Center
New York, New York 10048

TRUSTEES

John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire


Dr. Manuel H. Johnson


Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Thomas E. Larkin, Jr.
President


Barry Fink
Vice President, Secretary and
General Counsel


Charles Larsen
Vice President

Douglas S. Foreman
Vice President

Thomas F. Caloia
Treasurer

CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT

Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER

Dean Witter Services Company Inc.

ADVISER

TCW Funds Management, Inc.

TCW/DW
SMALL CAP
GROWTH FUND


PROSPECTUS
APRIL 30, 1997

STATEMENT OF ADDITIONAL INFORMATION                                      TCW/DW
APRIL 30, 1997                                                        SMALL CAP
                                                                    GROWTH FUND
-------------------------------------------------------------------------------


   TCW/DW Small Cap Growth Fund (the "Fund") is an open-end, non-diversified management investment company, whose investment objective is capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks and other equity securities of lesser-known, smaller capitalization companies. See "Investment Objective and Policies."


   A Prospectus for the Fund dated April 30, 1997, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone number listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.


TCW/DW Small Cap Growth Fund
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
-------------------------------------------------------------------------------

The Fund and its Management................................................   3
Trustees and Officers......................................................   6
Investment Practices and Policies..........................................  12


Investment Restrictions....................................................  22
Portfolio Transactions and Brokerage.......................................  23
The Distributor............................................................  25
Shareholder Services.......................................................  28
Redemptions and Repurchases................................................  32
Dividends, Distributions and Taxes.........................................  34
Performance Information....................................................  35
Description of Shares......................................................  35
Custodian and Transfer Agent...............................................  36
Independent Accountants....................................................  36
Reports to Shareholders....................................................  36
Legal Counsel..............................................................  36
Experts....................................................................  37
Registration Statement.....................................................  37
Financial Statements--February 28, 1997  ..................................  38
Report of Independent Accountants..........................................  49
Appendix--Ratings of Corporate Debt Instruments............................  50

THE FUND AND ITS MANAGEMENT
-------------------------------------------------------------------------------

THE FUND


   The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on March 11, 1992. The Fund is one of the TCW/DW Funds, which currently consist, in addition to the Fund, of TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Term Trust 2002, TCW/DW Income and Growth Fund, TCW/DW Mid-Cap Equity Trust, TCW/DW Term Trust 2003, TCW/DW Balanced Fund, TCW/DW Term Trust 2000, TCW/DW Emerging Markets Opportunities Trust TCW/DW Total Return Trust, TCW/DW Global Telecom Trust and TCW/DW Strategic Income Trust.


THE MANAGER


   Dean Witter Services Company Inc. (the "Manager"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Manager. The Manager is a wholly-owned subsidiary of Dean Witter InterCapital Inc. ("InterCapital"), a Delaware corporation. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of the Manager. (As hereinafter used in this Statement of Additional Information, the term "InterCapital" refers to DWR's InterCapital Division prior to the internal reorganization and Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund is conducted by or under the direction of officers of the Fund and of the Manager and Adviser (see below), subject to review by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."


   Pursuant to a management agreement (the "Management Agreement") with the Manager, the Fund has retained the Manager to manage the Fund's business affairs, supervise the overall day-to-day operations of the Fund (other than rendering investment advice) and provide all administrative services to the Fund. Under the terms of the Management Agreement, the Manager also maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, supplies, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Manager, necessary or desirable). In addition, the Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Manager. The Manager also bears the cost of the Fund's telephone service, heat, light, power and other utilities.


   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Manager, the Fund pays the Manager monthly compensation calculated daily by applying the annual rate of 0.60% to the Fund's daily net assets. While the total fees payable under the Management Agreement and the Advisory Agreement (described below) are higher than that paid by most other investment companies for similar services, the Board of Trustees determined that the total fees payable under the Management Agreement and the Advisory Agreement are reasonable in relation to the scope and quality of services to be provided thereunder. In this regard, in evaluating the Management Agreement and the Advisory Agreement, the Board of Trustees recognized that the Manager and the Adviser had, pursuant to an agreement described under the section entitled "The Adviser," agreed to a division as between themselves of the total fees necessary for the management of the business affairs of and the furnishing of investment advice to the Fund. Accordingly, in reviewing the Management Agreement and Advisory Agreement, the Board viewed as most significant the question as to whether the total fees payable under the Management and Advisory Agreements were in the aggregate reasonable in relation to the services to be provided thereunder. For the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, the Fund accrued to the Manager and InterCapital total compensation under the Management Agreement (and the previous management agreement described below) of $370,252, $617,772 and $1,565,847, respectively.


   The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Manager is not liable to the Fund or any of its investors for any act or omission by the Manager or for any losses sustained by the Fund or its investors. The Management Agreement in no way restricts the Manager from acting as manager to others.

   InterCapital undertook to assume all expenses (except for the Plan of Distribution fee and brokerage fees) and waive the compensation provided for in the Management Agreement, and the Adviser undertook to waive the compensation provided for in the Advisory Agreement, until the Fund attained $50 million of net assets or until six months from the date of the Fund's initial prospectus, whichever occurred first. The Fund attained $50 million of net assets on October 30, 1993, whereupon the Fund commenced accruing the management and advisory fees and other expenses.

   InterCapital paid the organizational expenses of the Fund in the amount of $168,214 incurred prior to the offering of the Fund's shares. The Fund has reimbursed InterCapital for such expenses. These expenses have been deferred and will be amortized by the Fund on the straight line method over a period not to exceed five years from the date of commencement of the Fund's operations.

   The Management Agreement was initially approved by the Trustees on October 22, 1993 and became effective on December 31, 1993. The Management Agreement replaced a previous management agreement in effect between the Fund and InterCapital, the parent company of the Manager. The nature and scope of services provided to the Fund, and the formula to determine fees paid by the Fund under the Management Agreement, are identical to those of the previous agreement. (The previous management agreement was approved by the Trustees on October 30, 1992 and by InterCapital as the then sole shareholder on June 10, 1993.) The Management Agreement may be terminated at any time, without penalty, on thirty days notice by the Trustees of the Fund or by the Manager.


   Under its terms, the Management Agreement continued in effect until April 30, 1994, and will continue in effect from year to year thereafter, provided continuance of the Management Agreement is approved at least annually by the vote of the Trustees of the Fund, including the vote of a majority of the Trustees of the Fund who are not parties to the Management or Advisory Agreement or "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "Act")), of any such party (the "Independent Trustees"). Most recent continuation of the Management Agreement for one year, until April 30, 1998, was approved by the Board of Trustees, including a majority of the Independent Trustees, at its meeting on April 24, 1997.


THE ADVISER


   TCW Funds Management, Inc. (the "Adviser"), a California corporation, is a wholly-owned subsidiary of The TCW Group, Inc. ("TCW"), whose subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. As of February 28, 1997, the Adviser and its affiliates had over $50 billion under management or committed to management. The Adviser is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 and is registered as an investment adviser under the Investment Advisers Act of 1940. In addition to the Fund, the Adviser serves as investment adviser to thirteen other TCW/DW Funds: TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Term Trust 2002, TCW/DW Term Trust 2003, TCW/DW Term Trust 2000, TCW/DW Income and Growth Fund, TCW/DW Balanced Fund, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Mid-Cap Equity Trust, TCW/DW Total Return Trust, TCW/DW Global Telecom Trust and TCW/DW Strategic Income Trust. The Adviser also serves as investment adviser to TCW Convertible Securities Fund, Inc., a closed-end investment company traded on the New York Stock Exchange, and to TCW Galileo Funds, Inc., an open-end investment company, and acts as adviser or sub-adviser to other investment companies.


   Robert A. Day, who is Chairman of the Board of Directors of TCW, may be deemed to be a control person of the Adviser by virtue of the aggregate ownership of Mr. Day and his family of more than 25% of the outstanding voting stock of TCW.

   Pursuant to an investment advisory agreement (the "Advisory Agreement") with the Adviser, the Fund has retained the Adviser to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.


   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Adviser, the Fund pays the Adviser monthly compensation calculated daily by applying the annual rate of 0.40% to the Fund's daily net assets. For the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, the Fund accrued to the Adviser total compensation under the Advisory Agreement of $246,835, $411,848 and $1,043,898, respectively.


   The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of its investors for any act or omission by the Adviser or for any losses sustained by the Fund or its investors. The Advisory Agreement in no way restricts the Adviser from acting as investment adviser to others.

   The Advisory Agreement was initially approved by the Trustees on July 29, 1992 and by InterCapital as the then sole shareholder on June 10, 1993. The Advisory Agreement may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, by the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Adviser. The Advisory Agreement will automatically terminate in the event of its assignment (as defined in the Act).


   Under its terms, the Advisory Agreement had an initial term ending April 30, 1994, and provides that it will continue from year to year thereafter, provided continuance of the Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees of the Fund, which vote must be cast in person at a meeting called for the purpose of voting on such approval. Most recent continuation of the Advisory Agreement for one year, until April 30, 1998, was approved by Trustees, including a majority of the Independent Trustees, at a meeting held on April 24, 1997.

   Expenses not expressly assumed by the Manager under the Management Agreement, by the Adviser under the Advisory Agreement or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor") (see "The Distributor"), will be paid by the Fund. The expenses borne by the Fund include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (see "The Distributor"); charges and expenses of any registrar; custodian, stock transfer and dividend disbursing agent; brokerage commissions and securities transaction costs; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of trustees or members of any advisory board or committee who are not employees of the Manager or Adviser or any corporate affiliate of either; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Manager or the Adviser (not including compensation or expenses of attorneys who are employees of the Manager or the Adviser) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.


   DWR and TCW have entered into an Agreement for the purpose of creating, managing, administering and distributing a family of investment companies and other managed pooled investment vehicles offered on a retail basis within the United States. The Agreement contemplates that, subject to approval of the board of trustees or directors of a particular investment entity, DWR or its affiliates will provide management and distribution services and TCW or its affiliates will provide investment advisory services for each such investment entity. The Agreement sets forth the terms and conditions of the relationship between TCW and its affiliates and DWR and its affiliates and the manner in which the parties will implement the creation and maintenance of the investment entities, including the parties' expectations as to respective allocation of fees to be paid by an investment entity to each party for the services to be provided to it by such party.

   The Fund has acknowledged that DWR and TCW each owns its own name, initials and logo. The Fund has agreed to change its name at the request of either the Manager or the Adviser, if the Management Agreement between the Manager and the Fund or the Advisory Agreement between the Adviser and the Fund is terminated.

TRUSTEES AND OFFICERS
-------------------------------------------------------------------------------


   The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Manager or the Adviser, and affiliated companies of either, and with the 14 TCW/DW Funds and with 84 investment companies of which InterCapital serves as investment manager or investment adviser (the "Dean Witter Funds"), are shown below.



    NAME, AGE, POSITION WITH FUND AND ADDRESS               PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
------------------------------------------------- --------------------------------------------------------------
John C. Argue (65)                                Of Counsel, Argue Pearson Harbison & Myers (law firm); Director,
Trustee                                           Avery Dennison Corporation (manufacturer of self-adhesive products
c/o Argue Pearson Harbison & Myers                and office supplies) and CalMat Company (producer of aggregates,
801 South Flower Street                           asphalt and ready mixed concrete); Chairman, Rose Hills Foundation
Los Angeles, California                           (charitable foundation); Advisory Director, LAACO Ltd. (owner and operator of private clubs and real estate); director or trustee of various business and not-for-profit corporations; Director, Coast
                                                  Savings Financial Inc. and Coast Federal Bank (a subsidiary of Coast
                                                  Savings Financial Inc.); Director, TCW Galileo Funds, Inc.; Trustee,
                                                  University of Southern California, Occidental College and Pomona
                                                  College; Trustee of the TCW/DW Funds.

Richard M. DeMartini* (44)                        President and Chief Operating Officer of Dean Witter Capital, a
Trustee                                           division of DWR; Director of DWR, the Manager, InterCapital,
Two World Trade Center                            Distributors and Dean Witter Trust Company ("DWTC"); Executive Vice
New York, New York                                President of Dean Witter Discover & Co. ("DWDC"); Member of the
                                                  DWDC management committee; Trustee of the TCW/DW Funds; formerly
                                                  Vice Chairman of the Board of the National Association of Securities
                                                  Dealers, Inc.; formerly Chairman of the Board of the Nasdaq Market,
                                                  Inc.

Charles A. Fiumefreddo* (63)                      Chairman, Chief Executive Officer and Director of the Manager,
Chairman of the Board, Chief                      InterCapital and Distributors; Executive Vice President and Director
Executive Officer and Trustee                     of DWR; formerly Executive Vice President and Director of DWDC (until
Two World Trade Center                            February, 1993); Chairman of the Board, Director or Trustee, President
New York, New York                                and Chief Executive Officer of the Dean Witter Funds; Chairman of
                                                  the Board, Chief Executive Officer and Trustee of the TCW/DW Funds;
                                                  Chairman and Director of DWTC; Director and/or officer of various
                                                  DWDC subsidiaries.

                                       6

    NAME, AGE, POSITION WITH FUND AND ADDRESS               PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
------------------------------------------------- --------------------------------------------------------------

John R. Haire (72)                                Chairman of the Audit Committee and Chairman of the Committee of
Trustee                                           the Independent Trustees and Trustee of the TCW/DW Funds; Chairman
Two World Trade Center                            of the Audit Committee and Chairman of the Committee of Independent
New York, New York                                Directors or Trustees and Director or Trustee of the Dean Witter
                                                  Funds; formerly President, Council for Aid to Education (1978-1989)
                                                  and Chairman and Chief Executive Officer of Anchor Corporation,
                                                  an Investment Adviser (1964-1978); Director of Washington National
                                                  Corporation (insurance).

Dr. Manuel H. Johnson (48)                        Senior Partner, Johnson Smick International, Inc., a consulting
Trustee                                           firm; Co-Chairman and a founder of the Group of Seven Council (G7C),
c/o Johnson Smick International, Inc.             an international economic commission; Trustee of the Financial
1133 Connecticut Avenue, N.W.                     Accounting Foundation (oversight organization of the FASB); Director
Washington D.C.                                   of NASDAQ (since June, 1995); Director of Greenwich Capital Markets,
                                                  Inc. (broker-dealer); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary
                                                  of the U.S. Treasury (1982-1986); Director or Trustee of the Dean
                                                  Witter Funds; Trustee of the TCW/DW Funds.

Thomas E. Larkin, Jr.* (57)                       Executive Vice President and Director, The TCW Group, Inc.; President
President and Trustee                             and Managing Director of Trust Company of the West; Vice Chairman
865 South Figueroa Street                         and Director of TCW Asset Management Company; Chairman of the Adviser;
Los Angeles, California                           Member of the Board of Trustees of the University of Notre Dame;
                                                  Director of Orthopaedic Hospital of Los Angeles; President and Director
                                                  of TCW Galileo Funds, Inc.; Senior Vice President of TCW Convertible
                                                  Securities Fund, Inc.; President and Trustee of the TCW/DW Funds.

Michael E. Nugent (60)                            General Partner, Triumph Capital, L.P., a private investment
Trustee                                           partnership; formerly Vice President, Bankers Trust Company and
c/o Triumph Capital, L.P.                         BT Capital Corporation (1984-1988); Director of various business
237 Park Avenue                                   organizations; Director or Trustee of the Dean Witter Funds; Trustee
New York, New York                                of the TCW/DW Funds.

John L. Schroeder (66)                            Retired; Director or Trustee of the Dean Witter Funds; Trustee of
Trustee                                           the TCW/DW Funds; formerly Executive Vice President and Chief
c/o Gordon Altman Butowsky                        Investment Officer of the Home Insurance Company (August,
 Weitzen Shalov & Wein                            1991-September, 1995); Director of Citizens Utilities Company;
Counsel to the Independent Trustees               formerly Chairman and Chief Investment Officer of Axe-Houghton
114 West 47th Street                              Management and the Axe-Houghton Funds, (1983-1991).
New York, New York

                                       7

    NAME, AGE, POSITION WITH FUND AND ADDRESS               PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
------------------------------------------------- --------------------------------------------------------------

Marc I. Stern* (52)                               President, The TCW Group, Inc. (since May, 1992); President and
Trustee                                           Director of the Adviser (since May, 1992); Vice Chairman and Director
865 South Figueroa Street                         of TCW Asset Management Company (since May, 1992); Executive Vice
Los Angeles, California                           President and Director of Trust Company of the West; Chairman and
                                                  Director of TCW Galileo Funds, Inc; Trustee of the TCW/DW Funds;
                                                  Chairman of TCW Americas Development, Inc.; Chairman of TCW Asia,
                                                  Limited (since January, 1993); Chairman of TCW London International,
                                                  Limited (since March, 1993); formerly President and Director of
                                                  SunAmerica, Inc. (financial services company); Director of Qualcomm,
                                                  Incorporated (wireless communications); Director or Trustee of various not-for-profit organizations.

Barry Fink (42)                                   Senior Vice President (since March, 1997) and Secretary and General
Vice President, Secretary and General Counsel     Counsel (since February, 1997) of InterCapital and the Manager;
Two World Trade Center                            Senior Vice President (since March, 1997) and Assistant Secretary
New York, New York                                and Assistant General Counsel (since February, 1997) of Distributors;
                                                  Assistant Secretary of DWR (since August, 1996); Vice President,
                                                  Secretary and General Counsel of the Dean Witter Funds and the TCW/DW
                                                  Funds (since February, 1997); previously First Vice President (June,
                                                  1993-February, 1997), Vice President (until June, 1993) and Assistant
                                                  Secretary and Assistant General Counsel of InterCapital and the
                                                  Manager and Assistant Secretary of the Dean Witter Funds and the
                                                  TCW/DW Funds.

Charles Larsen (52)                               Managing Director of the Adviser, Trust Company of the West and
Vice President                                    TCW Asset Management Company.
865 South Figueroa Street
Los Angeles, California

Douglas H. Foreman (39)                           Managing Director of the Adviser, Trust Company of the West and
Vice President                                    TCW Asset Management Company (since May, 1994); previously portfolio
865 South Figueroa Street                         manager with Putnam Investments.
Los Angeles, California

Thomas F. Caloia (51)                             First Vice President and Assistant Treasurer of the Manager and
Treasurer                                         InterCapital and Treasurer of the Dean Witter Funds and the TCW/DW
Two World Trade Center                            Funds.
New York, New York

--------------
* Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.


   In addition, Robert M. Scanlan, President and Chief Operating Officer of the Manager and InterCapital, Executive Vice President of Distributors and DWTC and Director of DWTC, and Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWTC and Director of DWTC, are Vice Presidents of the Fund. Marilyn K. Cranney, First Vice President and Assistant General Counsel of the Manager and InterCapital, and Lou Anne D. McInnis and Ruth Rossi, Vice Presidents and Assistant General Counsels of the Manager and InterCapital, and Frank Bruttomesso and Carsten Otto, Staff Attorneys with InterCapital, are Assistant Secretaries of the Fund.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

   The Board of Trustees consists of nine (9) trustees. These same individuals also serve as trustees for all of the TCW/DW Funds. As of the date of this Statement of Additional Information, there are a total of 14 TCW/DW Funds. As of March 31, 1997, the TCW/DW Funds had total net assets of approximately $4.1 billion and approximately a quarter of a million shareholders.

   Five Trustees (56% of the total number) have no affiliation or business connection with TCW Funds Management, Inc. or Dean Witter Services Company Inc. or any of their affiliated persons and do not own any stock or other securities issued by DWDC or TCW, the parent companies of Dean Witter Services Company Inc. and TCW Funds Management, Inc., respectively. These are the "disinterested" or "independent" Trustees. The other four Trustees (the "management Trustees") are affiliated with either Dean Witter Services Company Inc. or TCW. Four of the five independent Trustees are also Independent Trustees of the Dean Witter Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The TCW/DW Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1996, the three Committees held a combined total of fifteen meetings. The Committees hold some meetings at the offices of the Manager or Adviser and some outside those offices. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Each of the open-end TCW/DW Funds has such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE

   On July 1, 1996, Mr. Haire became Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The Chairman of the Committees maintains an office in the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Adviser and the Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the TCW/DW Funds and as Chairman of the Committee of the Independent Trustees and the Audit Committee and Independent Director or Trustee of the Dean Witter Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL TCW/DW
FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the TCW/DW Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the TCW/DW Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Fund pays each Independent Trustee an annual fee of $2,225 plus a per meeting fee of $200 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Manager or the Adviser or an affiliated company of either receive no compensation or expense reimbursement from the Fund. The Trustees of the TCW/DW Funds do not have retirement or deferred compensation plans.

   The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended February 28, 1997.

                              FUND COMPENSATION



                                                                    AGGREGATE
                                                                  COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                       FROM THE FUND
---------------------------                                       -------------
John C. Argue....................................................     $5,454
John R. Haire....................................................      6,717
Dr. Manuel H. Johnson ...........................................      5,438
Michael E. Nugent................................................      5,654
John L. Schroeder................................................      5,654

   The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1996 for services to the 14 TCW/DW Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 82 Dean Witter Funds that were in operation at December 31, 1996, and, in the case of Mr. Argue, TCW Galileo Funds, Inc. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the Dean Witter Funds are included solely because of a limited exchange privilege between various TCW/DW Funds and five Dean Witter Money Market Funds. With respect to Mr. Argue, TCW Galileo Funds, Inc. is included solely because the Fund's Adviser, TCW Funds Management, Inc., also serves as Adviser to that investment company.

                        COMPENSATION FROM FUND GROUPS



                                                                                          FOR SERVICE AS
                                                                          FOR SERVICES AS  CHAIRMAN OF
                                                                            CHAIRMAN OF   COMMITTEES OF
                                               FOR SERVICE                 COMMITTEES OF   INDEPENDENT          TOTAL
                             FOR SERVICE AS  AS DIRECTOR OR                 INDEPENDENT     DIRECTORS/    COMPENSATION PAID
                              TRUSTEE AND     TRUSTEE AND                    TRUSTEES        TRUSTEES      FOR SERVICES TO
                               COMMITTEE       COMMITTEE                     AND AUDIT      AND AUDIT      82 DEAN WITTER
                                MEMBER           MEMBER    FOR SERVICE AS   COMMITTEES      COMMITTEES        FUNDS, 14
                                 OF 14           OF 82      DIRECTOR OF        OF 14          OF 82         TCW/DW FUNDS
                                TCW/DW        DEAN WITTER   TCW GALILEO       TCW/DW       DEAN WITTER         AND TCW
NAME OF INDEPENDENT TRUSTEE     FUNDS            FUNDS      FUNDS, INC.        FUNDS          FUNDS      GALILEO FUNDS, INC.
--------------------------- --------------- -------------- -------------- --------------- -------------- -------------------
John C. Argue..............     $66,483           --          $39,000            --             --            $105,483
John R. Haire..............      64,283        $106,400          --           $12,187        $195,450          378,320
Dr. Manuel H. Johnson .....      66,483         137,100          --              --             --             203,583
Michael E. Nugent..........      64,283         138,850          --              --             --             203,133
John L. Schroeder..........      69,083         137,150          --              --             --             206,233



   As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

   The following table illustrates the retirement benefits accrued to Messrs. Haire, Johnson, Nugent and Schroeder by the 57 Dean Witter Funds for the year ended December 31, 1996, and the estimated retirement benefits for Messrs. Haire, Johnson, Nugent and Schroeder, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1996.

                RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS



                              ESTIMATED
                            CREDITED YEARS    ESTIMATED    RETIREMENT BENEFITS  ESTIMATED ANNUAL BENEFITS
                            OF SERVICE AT   PERCENTAGE OF  ACCRUED AS EXPENSES       UPON RETIREMENT
                              RETIREMENT      ELIGIBLE       BY ALL ADOPTING        FROM ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE  (MAXIMUM 10)   COMPENSATION          FUNDS                 FUNDS(2)
--------------------------- -------------- --------------- -------------------  -------------------------
John R. Haire..............       10            50.0%            $46,952               $129,550
Dr. Manuel H. Johnson .....       10            50.0              10,926                 51,325
Michael E. Nugent..........       10            50.0              19,217                 51,325
John L. Schroeder..........        8            41.7              38,700                 42,771



--------------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

   As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.


INVESTMENT PRACTICES AND POLICIES
-------------------------------------------------------------------------------

MONEY MARKET SECURITIES

   As stated in the Prospectus, the money market instruments which the Fund may purchase include U.S. Government securities, bank obligations, Eurodollar certificates of deposit, obligations of savings institutions, fully insured certificates of deposit and commercial paper. Such securities are limited to:

   U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

   Bank Obligations. Obligations (including certificates of deposit, bankers' acceptances, commercial paper (see below) and other debt obligations) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below;

   Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration in the United States or abroad);

   Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by Federal deposit insurance);

   Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate; and

   Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation or the highest grade by Moody's Investors Service, Inc. or, if not rated, issued by a company having an outstanding debt issue rated at least AAA by Standard & Poor's or Aaa by Moody's.

LENDING OF PORTFOLIO SECURITIES

   Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by the Fund on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

REPURCHASE AGREEMENTS

   When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

   While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

WARRANTS

   The Fund may invest up to 5% of the value of its net assets in warrants, including not more than 2% in warrants not listed on either the New York or American Stock Exchange. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporations issuing them. The Fund may acquire warrants attached to other securities without reference to the foregoing limitations.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS


   From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with the Fund's custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis; subject to this requirement, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.


WHEN, AS AND IF ISSUED SECURITIES


   The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will occur within five business days of the occurrence of the subsequent event. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued the Fund will have lost an investment opportunity. The Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.


OPTIONS AND FUTURES TRANSACTIONS

   As discussed in the Prospectus, the Fund may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of its investments (or anticipated investments) by purchasing put and call options on portfolio (or eligible portfolio) securities (and the currencies in which they are denominated) and engaging in transactions involving futures contracts and options on such contracts.

   Call and put options on U.S. Treasury notes, bonds and bills are listed on several securities exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC").

Ownership of a listed call option gives the Fund the right to buy from the OCC or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security or currency) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell, to the OCC or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC or other clearing corporation or exchange at the stated exercise price. Upon notice of exercise of the put option, the writer of the option would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange at the exercise price.

   OTC Options. Exchange-listed options are issued by the OCC or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.


   Covered Call Writing. As stated in the Prospectus, the Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar, without limit, in order to aid in achieving its investment objective. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury bills, the Fund might own U.S. Treasury bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the security (currency) deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark-to-market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.


   The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (currencies) underlying the option are ultimately sold (exchanged) by the Fund at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency. However, during the option period, the covered call writer has, in return for the premium or the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the exchange rate of the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (or the exchange rate of the currency in which it is denominated) decline. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

   As regards listed options and certain OTC options, during the option period, the Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

   Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable the Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

   If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received on the option less the commission paid.

   Options written by the Fund will normally have expiration dates of up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written. See "Risks of Options and Futures Transactions," below.


   Covered Put Writing. As stated in the Prospectus, as a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security (currency) as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its Custodian. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (currency). The operation of and limitations on covered put options in other respects are substantially identical to those of call options.


   The Fund will write put options for three purposes: (1) to receive the income derived from the premiums paid by purchasers; (2) when the Adviser wishes to purchase the security underlying the option (or a security denominated in the currency underlying the option) at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought; and (3) to close out a long put option position. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the differences between the exercise price of the option and the current market price of the underlying securities (currencies) when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

   Purchasing Call and Put Options. As stated in the Prospectus, the Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase a call option in order to close out a covered call position (see "Covered Call Writing" above), to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency, to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

   The Fund may purchase put options on securities (currencies) which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security (currency) were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

   Risks of Options Transactions. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.


   Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. Government or other liquid portfolio securities as security for the put option for other investment purposes until the exercise or expiration of the option.


   As discussed in the Prospectus, the Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on Option Exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

   Among the possible reasons for the absence of a liquid secondary market on an Exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an Exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations of an Exchange; (v) inadequacy of the facilities of an Exchange or the OCC to handle current trading volume; or (vi) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

   In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Fund's management.

   Each of the Exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

   The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

   The extent to which the Fund may enter into transactions involving options may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such (see "Dividends, Distributions and Taxes").

   Stock Index Options. As stated in the Prospectus, options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash and a gain or loss depends on price movements in the stock market generally (or in a particular segment of the market) rather than the price movements in individual stocks. Currently, options are traded on the S&P 100 Index and the S&P 500 Index on the Chicago Board Options Exchange, the Major Market Index and the Computer Technology Index, Oil Index and Institutional Index on the American Stock Exchange and the NYSE Index and NYSE Beta Index on the New York Stock Exchange, The Financial News Composite Index on the Pacific Stock Exchange and the Value Line Index, National O-T-C Index and Utilities Index on the Philadelphia Stock Exchange. Each of the foregoing indexes and any similar index on which options are traded in the future (including stocks that are not limited to any particular industry or segment of the market) is referred to as a "broadly based stock market index." The Fund will invest only in broadly based indexes. Options on broad-based indexes provide the Fund with a means of protecting the Fund against the risk of market wide price movements. If the Adviser anticipates a market decline, the Fund could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Fund's portfolio would be offset to the extent of the increase in the value of the put option. If the Adviser anticipates a market rise, the Fund may purchase a stock index call option to enable the Fund to participate in such rise until completion of anticipated common stock purchases by the Fund. Purchases and sales of stock index options also enable the Adviser to more speedily achieve changes in the Fund's equity positions.


   The Fund will write put options on stock indexes only if such positions are covered by cash, U.S. Government securities or other liquid portfolio securities equal to the aggregate exercise price of the puts, or by a put option on the same stock index with a strike price no lower than the strike price of the put option sold by the Fund, which cover is held for the Fund in a segregated account maintained for it by the Fund's Custodian. All call options on stock indexes written by the Fund will be covered either by a portfolio of stocks substantially replicating the movement of the index underlying the call option or by holding a separate call option on the same stock index with a strike price no higher than the strike price of the call option sold by the Fund.


   Risks of Options on Indexes. Because exercises of stock index options are settled in cash, call writers such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it has been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

   A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

   If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

   Futures Contracts. As stated in the Prospectus, the Fund may purchase and sell interest rate, currency, and index futures contracts ("futures contracts"), that are traded on commodity exchanges, on such underlying securities as U.S. Treasury bonds, notes and bills and/or any foreign government fixed-income security ("interest rate" futures), on various currencies ("currency futures") and on such indexes of securities as may exist or come into being ("index" futures).

   The Fund will purchase or sell interest rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. If the Adviser anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities fall, the Fund may sell an interest rate futures contract. If declining interest rates are anticipated, the Fund may purchase an interest rate futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

   The Fund will purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices. If the Adviser anticipates that the prices of securities held by the Fund may fall, the Fund may sell an index futures contract. Conversely, if the Fund wishes to hedge against anticipated price rises in those securities which the Fund intends to purchase, the Fund may purchase an index futures contract.

   In addition to the above, interest rate, index futures will be bought or sold in order to close out a short or long position maintained by the Fund in a corresponding futures contract.

   Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregage amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

   Interest Rate Futures Contracts. When the Fund enters into an interest rate futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities equal to approximately 2% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.


   Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government securities called "variation margin," with the Fund's futures contract clearing broker, which are reflective of price fluctuations in the futures contract.

   Index Futures Contracts. As discussed in the Prospectus, the Fund may invest in index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

   The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

   At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

   Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Adviser seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

   Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

   The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

   Risks of Transactions in Futures Contracts and Related Options. As stated in the Prospectus, the Fund may sell a futures contract to protect against the decline in the value of securities (or the currency in which they are denominated) held by the Fund. However, it is possible that the futures market may advance and the value of securities (or the currency in which they are denominated) held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

   If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy (or the currency in which they are denominated), and the value of such securities (currencies) decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.


   If the Fund has sold a call option on a futures contract, it will cover this position by holding in a segregated account maintained at its Custodian, cash, U.S. Government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities (currencies) underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities (currencies) underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

   In addition, if the Fund holds a long position in a futures contract it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.


   Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

   Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

   In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

   While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities (and the currencies in which they are denominated) is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

   As stated in the Prospectus, there may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities (currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities or currency markets and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends may still not result in a successful hedging transaction.

   There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

   The extent to which the Fund may enter into transactions involving futures contracts and options thereon may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such (see "Dividends, Distributions and Taxes").

   Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities.

INVESTMENT RESTRICTIONS
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   In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

   The Fund may not:

       1. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

       2. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

       3. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

       4. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction
   (3). For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

       5. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts; (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

       6. Make loans of money or securities, except: (a) by the purchase of portfolio securities in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

       7. Make short sales of securities.

       8. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts is not considered the purchase of a security on margin.

      9. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell financial or stock index futures contracts.

       10. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

       11. Invest for the purpose of exercising control or management of any other issuer.


   In addition, as a nonfundamental policy, the Fund may not purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or by purchase in the open market of securities of closed-end investment companies where no underwriter's or dealer's commission or profit, other than customary broker's commissions, is involved and only if immediately thereafter not more than (a) 5% of the Fund's total assets, taken at market value, would be invested in any one such company and (b) 10% of the Fund's total assets would be invested in such securities.


   If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

PORTFOLIO TRANSACTIONS AND BROKERAGE
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   Subject to the general supervision of the Trustees, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In addition, securities may be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, the Fund paid $125,020, $76,986 and $157,019, respectively, in brokerage commissions.

   The Adviser currently serves as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.


   The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. During the fiscal year ended February 28, 1997, the Fund directed the payment of $77,663 in brokerage commissions in connection with transactions in the aggregate amount of $32,875,450 to brokers because of research services provided.


   In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser. Such services may include, but are not limited to, any one or more of the following: reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities, availability of securities, availability of buyers, and availability of sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of such transactions. The Fund will not purchase at a higher price or sell at a lower price in connection with transactions effected with a dealer, acting as principal, who furnishes research services to the Fund than would be the case if no weight were given by the Fund to the dealer's furnishing of such services.

   The information and services received by the Adviser from brokers and dealers may be of benefit to the Adviser in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Adviser and thereby reduce its expenses, it is of indeterminable value and the advisory fee paid to the Adviser is not reduced by any amount that may be attributable to the value of such services.


   Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR. In order for DWR to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by DWR must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow DWR to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to DWR are consistent with the foregoing standard. During the fiscal years ended February 28, 1995 and February 28, 1997, the Fund paid a total of $6,804 and $110 in brokerage commissions to DWR. The Fund paid no brokerage commissions to DWR for the fiscal year ended February 29, 1996. The brokerage commissions paid to DWR represented approximately 0.07% of the total brokerage commissions paid by the Fund for the fiscal year ended February 28, 1997 and were paid on account of transactions having an aggregate dollar value equal to approximately 0.11% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid.


THE DISTRIBUTOR
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   As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund, and may enter into selected broker-dealer agreements with others. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of DWDC. The Trustees of the Fund, including a majority of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act (the "Independent Trustees"), approved, at their meeting on October 30, 1992, a Distribution Agreement appointing the Distributor exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. At their meeting held on April 28, 1993, the Trustees of the Fund, including a majority of the Independent Trustees, approved certain technical amendments to the Distribution Agreement in connection with recent amendments adopted by the National Association of Securities Dealers to its Rules of Fair Practice. By its terms, the Distribution Agreement continued until April 30, 1994, and provides that it will remain in effect from year to year thereafter if approved by the Board. At their meeting held on April 24, 1997, the Fund's Board of Trustees, including all of the Independent Trustees, approved a new Distribution Agreement, to take effect upon the proposed merger of DWDC with Morgan Stanley Group Inc. (see "The Fund and its Management" in the Prospectus), and approved continuation of the present Distribution Agreement until the earlier of April 30, 1998 or consummation of the proposed merger. The new Distribution Agreement is substantially identical to the present Agreement except for its dates of effectiveness and termination.


   The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


   Plan of Distribution. The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which the Fund pays the Distributor compensation accrued daily and payable monthly at the annual rate of 1% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. The Distributor also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Repurchases and Redemptions--Contingent Deferred Sales Charge" in the Prospectus). The Distributor has informed the Fund that it received approximately $218,000, $366,000 and $648,629 in contingent deferred sales charges for the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, respectively, none of which amounts were retained by the Distributor.


   The Distributor has informed the Fund that a portion of the fees payable by the Fund each year pursuant to the Plan equal to 0.25% of the Fund's average daily net assets is characterized as a "service fee" under the Rules of Fair Practice of the National Association of Securities Dealers (of which the Distributor is a member). Such portion of the fee is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by the Fund is characterized as an "asset-based sales charge" as defined by the aforementioned Rules of Fair Practice. At their meeting held on October 26, 1995, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved an amendment to the Plan to permit payments to be made under the Plan with respect to certain distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization.

   Under its terms, the Plan had an initial term ending April 30, 1994, and provides that it will remain in effect from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"). The Plan was submitted to and approved by the Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, at their meeting held on October 30, 1992. The Board of Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, at a meeting held on April 28, 1993, approved certain technical amendments to the Plan in connection with recent amendments adopted by the National Association of Securities Dealers to its Rules of Fair Practice. InterCapital, as the then sole shareholder of the Fund, approved the Plan on June 10, 1993.


   Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each fiscal quarter a written report provided by the Distributor of the amounts expended by the Distributor and any selected dealer under the Plan and the purpose for which such expenditures were made. In the Trustees' quarterly reviews of the Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended February 28, 1997, of $2,299,601. This amount is equal to 0.88% of the Fund's average daily aggregate net sales for the fiscal period and was calculated pursuant to clause (a) of the compensation formula under the Plan. This amount is treated by the Fund as an expense in the year it is accrued.

   The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method shares of the Fund are sold without a sales load being deducted at the time of purchase, so that the full amount of an investor's purchase payment will be invested in shares without any deduction for sales charges. Shares of the Fund may be subject to a contingent deferred sales charge, payable to the Distributor, if redeemed during the six years after their purchase. DWR compensates its account executives by paying them, from its own funds, commissions for the sale of the Fund's shares, currently a gross sales credit of up to 5% of the amount sold and an annual residual commission of up to 0.25 of 1% of the current value of the account. The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including: (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund share sales. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred on behalf of the Fund and opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of distribution expenses to the Fund, such assumed interest (computed at the "broker's call rate") is calculated on the gross sales credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

   The Fund paid 100% of the $2,299,601 accrued under the Plan for the fiscal year ended February 28, 1997 to the Distributor. The Distributor estimates that it has spent, pursuant to the Plan, $18,502,656 on behalf of the Fund since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 9.86% ($1,824,619)--advertising and promotional expenses; (ii) 0.78% ($145,106) printing of prospectuses for distribution to other than current shareholders; and (iii) 89.36% ($16,532,931)--other expenses, including the gross sales credit and the carrying charge, of which 4.98% ($824,087) represents carrying charges, 38.44% ($6,355,798) represents commission credits to DWR branch offices for payments of commissions to account executives and 56.58% ($9,353,046) represents overhead and other branch office distribution-related expenses.

   At any given time, the expenses in distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that the excess expenses, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's shares, totalled $13,100,382 at February 28, 1997. Because there is no requirement under the Plan that the Distributor be reimbursed for all its expenses or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.


   No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that InterCapital, the Distributor, the Manager and DWR or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.


   Under its terms, the Plan remained in effect until April 30, 1994, and will continue from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. The most recent continuance of the Plan for one year, until April 30, 1998, was approved by the Board of Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, at a Board meeting held on April 24, 1997. Prior to approving the continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided herein.


   The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

DETERMINATION OF NET ASSET VALUE

   As stated in the Prospectus, short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

   The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time, (or, on days when the New York Stock Exchange closes prior to 4 p.m., at such earlier time) on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

SHAREHOLDER SERVICES
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   Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by Dean Witter Trust Company (the "Transfer Agent"). This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder-instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

   Automatic Investment of Dividends and Distributions. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or another selected broker-dealer, and which will be forwarded to the shareholder, upon the receipt of proper instructions.


   Targeted Dividends (Service Mark) . In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of a TCW/DW Fund other than TCW/DW Small Cap Growth Fund. Such investment will be made as described above for automatic investment in shares of the Fund, at the net asset value per share of the selected TCW/DW Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected TCW/DW Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the TCW/DW Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted TCW/DW Fund before entering the program.


   EasyInvest. (Service Mark) Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their account executive or the Transfer Agent.

   Investment of Dividends or Distributions Received in Cash. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution at the net asset value per share, without the imposition of a contingent deferred sales charge upon redemption, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

   Systematic Withdrawal Plan. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

   The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR or other selected broker-dealer brokerage account, within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

   Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

   Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of the contingent deferred sales charge applicable to the redemption of shares purchased during the preceding six years (see "Repurchases and Redemptions--Contingent Deferred Sales Charge").

   Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her DWR or other selected broker-dealer account executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Repurchases and Redemptions" in the Prospectus) at any time. Shareholders wishing to enroll in the Withdrawal Plan should contact their account executive or the Transfer Agent.

   Direct Investments through Transfer Agent. As discussed in the Prospectus, a shareholder may make additional investments in Fund shares at any time by sending a check in any amount, not less than $100, payable to TCW/DW Small Cap Growth Fund, directly to the Fund's Transfer Agent. Such amounts will be applied to the purchase of Fund shares at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

EXCHANGE PRIVILEGE

   As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of the Fund may exchange their shares for shares of other TCW/DW Funds sold with a contingent deferred sales charge ("CDSC Funds"), TCW/DW North American Government Income Trust, TCW/DW Income and Growth Fund and TCW/DW Balanced Fund and five money market funds for which InterCapital serves as investment manager (the foregoing eight non-CDSC Funds are hereinafter collectively referred to as "Exchange Funds"). Exchanges may be made after the shares of the fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

   Shareholders utilizing the Fund's Exchange Privilege may subsequently re-exchange such shares back to the Fund. However, no exchange privilege is available between the Fund and any other fund managed by the Manager or InterCapital, other than other TCW/DW Funds and the five money market funds listed in the Prospectus.

   Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

   Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

   As described below and in the Prospectus under the captions "Exchange Privilege" and "Contingent Deferred Sales Charge," a contingent deferred sales charge ("CDSC") may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of the Fund or any other CDSC Fund are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in the Fund. However, in the case of shares exchanged into an Exchange Fund, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into the Fund or any other CDSC Fund from the Exchange Fund with no charge being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of an Exchange Fund resumes on the last day of the month in which shares of a CDSC fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a CDSC Fund.

   When shares initially purchased in a CDSC Fund are exchanged for shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than six years prior to the exchange and (ii) originally acquired through reinvestment of dividends or distributions (all such shares called "Free Shares") will be exchanged first. After an exchange, all dividends earned on shares in the Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time. Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Contingent Deferred Sales Charge," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.


   With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, in the performance of such functions.

   With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

   The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

   Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter New York Municipal Money Market Trust and Dean Witter California Tax-Free Daily Income Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment for Dean Witter U.S. Government Money Market Trust and for all TCW/DW Funds is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of money market funds, including the check writing feature, will not be available for funds held in that account.

   The Fund, each of the other TCW/DW Funds and each of the money market funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds pursuant to this Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions. Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-------------------------------------------------------------------------------

   Redemption. As stated in the Prospectus, shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable contingent deferred sales charges (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares") after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.

   Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a revised prospectus.

   Contingent Deferred Sales Charge. As stated in the Prospectus, a contingent deferred sales charge ("CDSC") will be imposed on any redemption by an investor if after such redemption the current value of the investor's shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Fund shares during the preceding six years. However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another TCW/DW Fund (see "Shareholder Services--Targeted Dividends"), plus (c) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six years. The CDSC will be paid to the Distributor.

   In determining the applicability of a CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions will be subject to a CDSC.

   The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Fund shares until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC:

                                                          CONTINGENT DEFERRED
         YEAR SINCE                                          SALES CHARGE
          PURCHASE                                        AS A PERCENTAGE OF
        PAYMENT MADE                                        AMOUNT REDEEMED
        ------------                                        ---------------
First...................................................          5.0%
Second..................................................          4.0%
Third...................................................          3.0%
Fourth..................................................          2.0%
Fifth...................................................          2.0%
Sixth...................................................          1.0%
Seventh and thereafter .................................          None

   In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year period. This will result in any such CDSC being imposed at the lowest possible rate. Accordingly, shareholders may redeem, without incurring any CDSC, amounts equal to any net increase in the value of their shares above the amount of their purchase payments made within the past six years and amounts equal to the current value of shares purchased more than six years prior to the redemption and shares purchased through reinvestment of dividends or distributions. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years of purchase which are in excess of these amounts and which redemptions are not
(a) requested within one year of death or initial determination of disability of a shareholder, or (b) made pursuant to certain taxable distributions from retirement plans or retirement accounts, as described in the Prospectus.

   Payment for Shares Redeemed or Repurchased. As discussed in the Prospectus, payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. The term good order means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. Such payment may be postponed or the right of redemption suspended at times
(a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

   Transfers of Shares. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the contingent deferred sales charge or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro-rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable contingent deferred sales charge as if they had not been so transferred.

   Reinstatement Privilege. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may within 30 days after the date of redemption or repurchase reinstate any portion of all of the proceeds of such redemption or repurchase in shares of the Fund at the net asset value next determined after a reinstatement request, together with such proceeds, is received by the Transfer Agent.

   Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase, resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes, but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

   As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and shareholders will be required to include such undistributed gains in their taxable income and will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax.


   Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior calendar year.


   Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term gains or losses.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

   Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized net long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable at either ordinary or capital gain rates. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a dividend or distribution record date.

   Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Fund would be eligible for the deduction if the Fund were the shareholder claiming the dividends received deduction. The amount of dividends paid by the Fund which may qualify for the dividends received deduction is limited to the aggregate amount of qualifying dividends which the Fund derives from its portfolio investments which the Fund has held for a minimum period, usually 46 days. Any distributions made by the Fund will not be eligible for the dividends received deduction with respect to shares which are held by the shareholder for 45 days or less. Any long-term capital gain distributions will also not be eligible for the dividends received deduction. The ability to take the dividends received deduction will also be limited in the case of a Fund shareholder which incurs or continues indebtedness which is directly attributable to its investment in the Fund.

   Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
-------------------------------------------------------------------------------


   As discussed in the Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of the Fund for the year ended February 28, 1997 and for the period from August 2, 1993 (commencement of operations) through February 28, 1997 were -7.98% and 13.10%, respectively.

   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable contingent deferred sales charge. Based on this calculation, the average annual total returns of the Fund for the year ended February 28, 1997 and the period from August 2, 1993 through February 28, 1997 were -3.14% and 13.51%, respectively.

   In addition, the Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any contingent deferred sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's total returns for the year ended February 28, 1997 and the period from August 2, 1993 through February 28, 1997 were -3.14% and 57.30%, respectively.

   The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return (expressed as a decimal and without reduction for any contingent deferred sales charges) and multiplying by $10,000, $50,000 or $100,000, as the case may be. Investments of $10,000, $50,000 and $100,000 in the Fund at inception would have grown to $15,730, $78,650 and $157,300, respectively, at February 28, 1997.


   The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF SHARES
-------------------------------------------------------------------------------

   All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of the Fund is entitled to its portion of all the Fund's assets after all debts and expenses have been paid. The shares do not have cumulative voting rights.

   The shareholders of the Fund are entitled to a full vote for each full share held. The Trustees, except for Messrs. Schroeder and Stern, have been elected by InterCapital as then sole shareholder of the Fund. Messrs. Schroeder and Stern were elected by the Trustees of the Trust on April 20, 1995. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right to remove the Trustees following a meeting called for that purpose requested in writing by the record holders of not less than ten percent of the Fund's outstanding shares. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


   The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). The Trustees have not presently authorized any such additional series or classes of shares.


   The Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liabilities in connection with the affairs of the Fund.

   The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
-------------------------------------------------------------------------------

   The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.


   Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust Company is an affiliate of Dean Witter Services Company Inc., the Fund's Manager, and Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust Company's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Dean Witter Trust Company receives a per shareholder account fee from the Fund.


INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

   Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
-------------------------------------------------------------------------------

   The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent accountants will be sent to shareholders each year.

   The Fund's fiscal year ends on the last day of February. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
-------------------------------------------------------------------------------


   Barry Fink, Esq., who is an officer and the General Counsel of the Manager, is an officer and the General Counsel of the Fund.

EXPERTS
-------------------------------------------------------------------------------

   The financial statements of the Fund included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
-------------------------------------------------------------------------------

   This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

TCW/DW SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS February 28, 1997


 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
            COMMON STOCKS (96.5%)
            Advertising (1.5%)
   142,425  Outdoor Systems, Inc.*  .........................................  $ 4,183,734
                                                                             --------------
            Aerospace & Defense (0.7%)
    78,100  BE Aerospace, Inc.*  ............................................    1,874,400
                                                                             --------------
            Auto Parts - Original
            Equipment (0.4%)
    47,200  Dura Automotive Systems, Inc.*  .................................    1,109,200
                                                                             --------------
            Automobiles (0.4%)
    56,900  International Speedway Corp. (Class A)*  ........................    1,194,900
                                                                             --------------
            Biotechnology (1.5%)
    29,500  Cytyc Corp.*  ...................................................      796,500
    34,100  Interneuron Pharmaceuticals, Inc.*  .............................      933,487
   142,100  Neoprobe Corp.*  ................................................    2,415,700
                                                                             --------------
                                                                                 4,145,687
                                                                             --------------
            Broadcast Media (3.4%)
    80,800  Clear Channel Communications, Inc.*  ............................    3,868,300
    11,300  Cox Radio, Inc. (Class A)*  .....................................      216,112
    27,600  Lin Television Corp.* ...........................................    1,141,950
    83,300  Metro Networks, Inc.*  ..........................................    1,822,187
    13,700  Premiere Radio Networks, Inc.* ..................................      215,775
    19,800  Premiere Radio Networks, Inc. (Class A)*  .......................      294,525
    80,500  Westwood One, Inc.*  ............................................    1,489,250
                                                                             --------------
                                                                                 9,048,099
                                                                             --------------
            Business Services (0.8%)
    60,000  Metzler Group, Inc.  ............................................    1,425,000
    42,700  Wackenhut Corrections Corp.  ....................................      736,575
                                                                             --------------
                                                                                 2,161,575
                                                                             --------------
            Commercial Services (9.2%)
   142,694  AccuStaff, Inc.*  ...............................................    2,960,900
    66,000  Cambridge Technology Partners, Inc.* ............................    1,575,750
    49,100  Caribiner International, Inc.* ..................................    2,332,250
    62,700  Cohr, Inc.*  ....................................................    1,598,850
    72,000  Corrections Corp. of America*  ..................................    2,052,000
    55,600  International Network Services*  ................................    1,278,800
   129,300  Pharmaceutical Product Development, Inc.*  ......................    3,006,225
    84,900  PMT Services, Inc.*  ............................................    1,082,475
     7,400  Radiant Systems, Inc.*  .........................................       68,450
    95,100  Robert Half International, Inc.*  ...............................    3,958,537
   137,100  Romac International, Inc.*  ..................................... $  3,530,325
    47,400  Snyder Communications, Inc.*  ...................................    1,279,800
                                                                             --------------
                                                                                24,724,362
                                                                             --------------
            Communications - Equipment & Software (2.1%)
    91,000  Ascend Communications, Inc.*  ...................................    4,766,125
    69,800  Premisys Communications, Inc.*  .................................    1,020,825
                                                                             --------------
                                                                                 5,786,950
                                                                             --------------
            Computer Services (1.0%)
    45,900  Ciber, Inc.*  ...................................................    1,285,200
    62,800  META Group, Inc.  ...............................................    1,444,400
                                                                             --------------
                                                                                 2,729,600
                                                                             --------------
            Computer Software (8.7%)
            Business Objects S.A. (ADR)
   134,800  (France)* .......................................................    1,567,050
    59,300  CBT Group PLC (ADR)(Ireland)* ...................................    3,202,200
   120,600  Epic Design Technology, Inc.* ...................................    3,135,600
    94,000  Medic Computer Systems, Inc.* ...................................    3,313,500
     4,800  Metro Information Services, Inc.* ...............................       86,400
    25,600  Peoplesoft, Inc.* ...............................................    1,017,600
   110,923  Pure Atria Corp.* ...............................................    2,121,402
    71,700  Remedy Corp.* ...................................................    2,751,487
   113,800  Security Dynamics Technologies, Inc.* ...........................    3,129,500
   115,900  SELECT Software Tools (ADR)(United Kingdom)* ....................    1,622,600
    52,600  Transaction Systems Architects, Inc. (Class A)* .................    1,361,025
                                                                             --------------
                                                                                23,308,364
                                                                             --------------
            Computer Software & Services (11.2%)
    59,900  ABR Information Services, Inc.*  ................................    1,392,675
    35,200  Aspect Development, Inc.* .......................................      844,800
    78,100  Citrix Systems, Inc.* ...........................................      986,012
    30,800  Clarify, Inc.*  .................................................      781,550
   129,750  Computer Management Sciences, Inc.*  ............................    2,076,000
    68,940  CSG Systems International, Inc.* ................................    1,284,008
    66,100  Dendrite International, Inc.* ...................................      611,425
    20,200  First USA Paymentech, Inc.*  ....................................      603,475
    32,800  HNC Software, Inc.*  ............................................      815,900
   112,000  HPR, Inc.*  .....................................................    1,512,000
     1,500  I2 Technologies, Inc.*  .........................................       43,125
    40,900  INSO Corp.*  ....................................................    1,411,050
    92,300  Legato Systems, Inc.*  ..........................................    1,869,075
   239,200  National TechTeam, Inc.*  .......................................    5,411,900

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       38

TCW/DW SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS February 28, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
    42,000  Objective Systems Integrators, Inc.*  ........................... $    514,500
    42,000  Planning Sciences International PLC (ADR)(United Kingdom)* ......      504,000
    28,700  Sapient Corp.* ..................................................    1,097,775
   113,200  Saville Systems Ireland PLC (ADR)(Ireland)*  ....................    4,075,200
    53,700  Segue Software, Inc.*  ..........................................      583,988
    15,400  Sykes Enterprises, Inc.* ........................................      492,800
    20,100  Transition Systems, Inc.* .......................................      261,300
    48,600  Verilink Corp.* .................................................      777,600
    60,600  Viasoft, Inc.* ..................................................    2,181,600
                                                                             --------------
                                                                                30,131,758
                                                                             --------------
            Computers (1.4%)
   134,100  Lumisys, Inc.* ..................................................    1,106,325
    67,200  Network Appliance, Inc.*  .......................................    2,637,600
                                                                             --------------
                                                                                 3,743,925
                                                                             --------------
            Electrical Equipment (1.2%)
    35,450  Baldor Electric Co.  ............................................      877,388
   100,700  Sheldahl, Inc.* .................................................    2,253,163
                                                                             --------------
                                                                                 3,130,551
                                                                             --------------
            Electronics (3.7%)
   127,400  Computer Products, Inc.* ........................................    2,181,725
   100,000  Gemstar International Group Ltd.* ...............................    1,550,000
    62,500  Lernout & Hauspie Speech Products NV (Belgium)* .................    1,304,688
    54,400  Nichols Research Corp.* .........................................    1,332,800
   101,800  Red Brick Systems, Inc.*  .......................................    1,985,100
    59,500  SRS Labs, Inc.*  ................................................      490,875
    58,800  Ultrak, Inc.*  ..................................................    1,058,400
                                                                             --------------
                                                                                 9,903,588
                                                                             --------------
            Electronics - Semiconductors/
            Components (1.4%)
    77,400  Maxim Integrated Products, Inc.* ................................    3,831,300
                                                                             --------------
            Entertainment (1.3%)
    39,600  Penske Motorsports, Inc.*  ......................................    1,084,050
    90,000  Regal Cinemas, Inc.* ............................................    2,362,500
                                                                             --------------
                                                                                 3,446,550
                                                                             --------------
            Entertainment & Leisure Time (0.7%)
   103,800  The North Face, Inc.*  ..........................................    1,803,525
                                                                             --------------
            Entertainment/Gaming (1.4%)
   132,000  Family Golf Centers, Inc.*  .....................................    3,630,000
                                                                             --------------
            Environmental Control (0.9%)
    60,600  Culligan Water Technologies, Inc.* ..............................  $ 2,363,400
     4,735  Omega Environmental, Inc.* ......................................        4,735
                                                                             --------------
                                                                                 2,368,135
                                                                             --------------
            Financial Services (2.1%)
   117,400  Envoy Corp.* ....................................................    2,788,250
   117,400  Imperial Credit Industries, Inc.* ...............................    2,817,600
                                                                             --------------
                                                                                 5,605,850
                                                                             --------------
            Health Equipment & Services (0.5%)
    44,500  IDX Systems Corp.* ..............................................    1,357,250
                                                                             --------------
            Healthcare (1.6%)
   107,000  OccuSystems, Inc.* ..............................................    2,501,125
    30,100  Oxford Health Plans, Inc.* ......................................    1,670,550
                                                                             --------------
                                                                                 4,171,675
                                                                             --------------
            Healthcare - Miscellaneous (0.3%)
    43,100  Superior Consultant Holdings Corp.* .............................      862,000
                                                                             --------------
            Healthcare Products & Services (2.3%)
            AmeriSource Health Corp.
    31,800  (Class A)* ......................................................    1,601,925
   200,100  Orthodontic Centers of America, Inc.* ...........................    2,951,475
    46,400  Pediatrix Medical Group, Inc.* ..................................    1,740,000
                                                                             --------------
                                                                                 6,293,400
                                                                             --------------
            Hospital Management & Health
            Maintenance Organizations (3.3%)
    42,200  Express Scripts, Inc. (Class A)* ................................    1,434,800
   110,100  Medcath, Inc.* ..................................................    1,596,450
    76,425  PhyCor, Inc.* ...................................................    2,302,303
    99,200  Total Renal Care Holdings, Inc.* ................................    3,459,600
                                                                             --------------
                                                                                 8,793,153
                                                                             --------------
            Hotels (1.2%)
   113,000  Interstate Hotels Co.* ..........................................    3,333,500
                                                                             --------------
            Insurance (1.1%)
    46,200  Capmac Holdings, Inc.  ..........................................    1,513,050
    43,200  Gallagher (Arthur J.) & Co.  ....................................    1,328,400
                                                                             --------------
                                                                                 2,841,450
                                                                             --------------
            Internet (0.3%)
    24,200  Yahoo! Inc.* ....................................................      732,050
                                                                             --------------
            Investment Companies (0.3%)
    22,000  Sirrom Capital Corp.  ...........................................      891,000
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       39

TCW/DW SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS February 28, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
            Life Insurance (1.2%)
    65,200  CRA Managed Care, Inc.* .........................................  $2,591,700
    40,100  First Commonwealth, Inc.* .......................................     601,500
                                                                             --------------
                                                                                3,193,200
                                                                             --------------
            Machinery -Diversified (0.0%)
     2,100  Roper Industries, Inc.  .........................................      84,525
                                                                             --------------
            Manufacturing (0.5%)
    62,600  Memtec Ltd. (ADR)(Australia)  ...................................   1,228,525
                                                                             --------------
            Media Group (0.3%)
            Heftel Broadcasting Corp.
    20,900  (Class A)*  .....................................................     841,225
                                                                             --------------
            Medical Equipment (0.3%)
    33,300  Thermo Cardiosystems, Inc.* .....................................     932,400
                                                                             --------------
            Medical Products & Supplies (3.3%)
   121,800  Capstone Pharmacy Services, Inc.* ...............................   1,431,150
   170,100  IRIDEX Corp.* ...................................................     807,975
    60,000  Omnicare, Inc.  .................................................   1,590,000
   203,200  Safeskin Corp.* .................................................   3,733,800
    53,200  Sola International, Inc.*  ......................................   1,383,200
                                                                             --------------
                                                                                8,946,125
                                                                             --------------
            Medical Services (1.0%)
    90,800  Gulf South Medical Supply, Inc.* ................................   1,918,150
    53,900  NeoPath, Inc.* ..................................................     848,925
                                                                             --------------
                                                                                2,767,075
                                                                             --------------
            Office Equipment & Supplies (0.4%)
    47,600  Viking Office Products, Inc.* ...................................   1,112,650
                                                                             --------------
            Oil & Gas Products (0.3%)
    58,900  Daniel Industries, Inc.  ........................................     721,525
                                                                             --------------
            Oil Equipment & Services (1.3%)
    76,000  Newpark Resources, Inc.* ........................................   3,458,000
                                                                             --------------
            Pharmaceuticals (2.8%)
    62,000  Dura-Pharmaceuticals, Inc.* .....................................   2,069,250
    99,000  Neose Technologies, Inc.* .......................................   1,683,000
    68,400  Vivus, Inc.* ....................................................   3,762,000
                                                                             --------------
                                                                                7,514,250
                                                                             --------------
            Publishing (2.0%)
    84,100  Applied Graphics Technologies, Inc.* ............................   2,218,138
   120,000  Gartner Group, Inc. (Class A)* ..................................   3,180,000
                                                                             --------------
                                                                                5,398,138
                                                                             --------------
            Real Estate Investment Trust (0.8%)
    46,800  Redwood Trust, Inc.  ............................................  $2,176,200
                                                                             --------------
            Restaurants (1.6%)
    86,800  Boston Chicken Inc.* ............................................   2,842,700
    51,500  Einstein/Noah Bagel Corp.* ......................................   1,339,000
                                                                             --------------
                                                                                4,181,700
                                                                             --------------
            Retail (1.0%)
    67,400  Stein Mart, Inc.* ...............................................   1,583,900
    32,800  Tiffany & Co.  ..................................................   1,139,800
                                                                             --------------
                                                                                2,723,700
                                                                             --------------
            Retail - Department Stores (0.6%)
    43,100  Dollar Tree Stores, Inc.* .......................................   1,670,125
                                                                             --------------
            Retail - Drug Stores (0.7%)
    58,000  Smith's Food & Drug Centers, Inc. ...............................   1,906,750
                                                                             --------------
            Retail - Specialty (3.4%)
    75,200  Bed Bath & Beyond, Inc.* ........................................   1,955,200
   243,795  Corporate Express, Inc.* ........................................   4,510,208
   102,400  Marks Bros. Jewelers, Inc.* .....................................     921,600
    25,563  Mossimo, Inc.* ..................................................     230,067
    78,400  PetSmart, Inc.* .................................................   1,509,200
                                                                             --------------
                                                                                9,126,275
                                                                             --------------
            Retail - Specialty Apparel (2.4%)
   151,275  Just For Feet, Inc.* ............................................   3,271,322
    27,400  K & G Men's Center, Inc.* .......................................     784,325
   119,400  Kenneth Cole Productions, Inc. (Class A)* .......................   2,343,225
                                                                             --------------
                                                                                6,398,872
                                                                             --------------
            Semiconductors (0.9%)
    37,400  Aspen Technology, Inc.* .........................................   2,304,775
                                                                             --------------
            Telecommunication Equipment (1.0%)
     4,300  CIENA Corp.* ....................................................     168,775
    11,700  Digital Lightwave, Inc.* ........................................      93,600
    83,800  Natural Microsystems Corp.* .....................................   2,388,300
     4,600  Yurie Systems, Inc.* ............................................      58,650
                                                                             --------------
                                                                                2,709,325
                                                                             --------------
            Telecommunications (2.9%)
   118,500  LCI International, Inc.* ........................................   2,251,500
    49,800  McLeod, Inc. (Class A)* .........................................     871,500
    90,000  Omnipoint Corp.* ................................................   1,518,750
    78,900  Telco Communications Group, Inc.* ...............................   1,420,200
   132,200  Winstar Communications, Inc.* ...................................   1,751,650
                                                                             --------------
                                                                                7,813,600
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       40

TCW/DW SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS February 28, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
            Transportation (1.5%)
    14,500  Eagle USA Airfreight, Inc.* ..................................... $    478,500
   278,250  Miller Industries, Inc.* ........................................    3,547,688
                                                                             --------------
                                                                                 4,026,188
                                                                             --------------
            Transportation - Shipping (0.3%)
    38,600  Atlas Air, Inc.* ................................................      772,000
                                                                             --------------
            Wholesale Distributor (0.1%)
    23,800  NuCo2 Inc.* .....................................................      273,700
                                                                             --------------
            TOTAL COMMON STOCKS
            (Identified Cost $221,428,402) ..................................  259,418,379
                                                                             --------------


 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
   $2,935   SHORT-TERM INVESTMENTS (3.7%)
            COMMERCIAL PAPER (a) (1.1%)
            Finance -Corporate
            Ciesco, L.P. 5.25% due 03/11/97 (Amortized Cost $2,930,720) .....   2,930,720
                                                                             -------------
    6,976   REPURCHASE AGREEMENT (2.6%)
            The Bank of New York 5.25% due 03/03/97 (dated 02/28/97;
            proceeds $6,978,649; collateralized by $1,401,241 Federal
            National Mortgage Association 6.20% due 07/10/03 valued at
            $1,358,703 and $5,401,728 U.S. Treasury Note 7.50% due 11/15/01
            valued at $5,756,400)(Identified Cost $6,975,597)  ..............   6,975,597
                                                                             -------------


                                                             VALUE
----------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $9,906,317)  ....                      $  9,906,317
                                                        --------------
TOTAL INVESTMENTS
(Identified Cost $231,334,719)(b) .       100.2%          269,324,696
LIABILITIES IN EXCESS OF OTHER
ASSETS ............................        (0.2)             (541,684)
                                         -------         ------------
NET ASSETS ........................       100.0%         $268,783,012
                                         =======         ============



--------------
ADR     American Depository Receipt.
*       Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $66,273,450 and the aggregate gross unrealized depreciation is $28,283,473, resulting in net unrealized appreciation of $37,989,977.


                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW SMALL CAP GROWTH FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1997


ASSETS:
Investments in securities, at value
 (identified cost $231,334,719) ............ $269,324,696
Receivable for:
 Shares of beneficial interest sold  .......      835,413
 Investments sold ..........................      260,083
 Dividends .................................        4,523
 Interest ..................................        1,017
Deferred organizational expenses ...........       51,597
Prepaid expenses ...........................       18,999
                                            --------------
  TOTAL ASSETS .............................  270,496,328
                                            --------------
LIABILITIES:
Payable for:
 Shares of beneficial interest repurchased        715,791
 Investments purchased .....................      432,875
 Plan of distribution fee ..................      223,456
 Management fee ............................      136,377
 Investment advisory fee ...................       90,918
Accrued expenses ...........................      113,899
                                            --------------
  TOTAL LIABILITIES ........................    1,713,316
                                            --------------
NET ASSETS:
Paid-in-capital ............................  242,517,068
Net unrealized appreciation ................   37,989,977
Accumulated net realized loss ..............  (11,724,033)
                                            --------------
  NET ASSETS ............................... $268,783,012
                                            ==============
NET ASSET VALUE PER SHARE,
 17,087,044 shares outstanding (unlimited
 shares authorized of $.01 par value)  ..... $      15.73
                                            ==============


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 1997



NET INVESTMENT INCOME:
INCOME
Interest ..................................  $    991,688
Dividends (net of $760 foreign withholding
 tax) .....................................       176,901
                                           --------------
  TOTAL INCOME ............................     1,168,589
                                           --------------
EXPENSES
Plan of distribution fee ..................     2,299,601
Management fee ............................     1,565,847
Investment advisory fee ...................     1,043,898
Transfer agent fees and expenses ..........       369,374
Registration fees .........................        93,628
Professional fees .........................        54,026
Shareholder reports and notices ...........        47,742
Custodian fees ............................        39,924
Organizational expenses ...................        36,288
Trustees' fees and expenses ...............        32,721
Other .....................................        15,202
                                           --------------
  TOTAL EXPENSES ..........................     5,598,251
                                           --------------
  NET INVESTMENT LOSS .....................    (4,429,662)
                                           --------------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss .........................    (8,185,871)
Net change in unrealized appreciation  ....   (16,577,754)
                                           --------------
  NET LOSS ................................   (24,763,625)
                                           --------------
NET DECREASE ..............................  $(29,193,287)
                                           ==============


                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW SMALL CAP GROWTH FUND
FINANCIAL STATEMENTS, continued


STATEMENT OF CHANGES IN NET ASSETS


                                                        FOR THE YEAR      FOR THE YEAR
                                                            ENDED             ENDED
                                                      FEBRUARY 28, 1997 FEBRUARY 29, 1996
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ..................................   $ (4,429,662)     $ (1,802,446)
Net realized gain (loss) .............................     (8,185,871)        7,848,331
Net change in unrealized appreciation ................    (16,577,754)       43,257,394
                                                      ----------------- -----------------
  NET INCREASE (DECREASE) ............................    (29,193,287)       49,303,279
Net increase from transactions in shares of
 beneficial interest .................................    144,610,586        34,078,291
                                                      ----------------- -----------------
  NET INCREASE .......................................    115,417,299        83,381,570
NET ASSETS:
Beginning of period ..................................    153,365,713        69,984,143
                                                      ----------------- -----------------
  END OF PERIOD ......................................   $268,783,012      $153,365,713
                                                      ================= =================


                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS February 28, 1997

1. Organization and Accounting Policies

TCW/DW Small Cap Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks and other equity securities of lesser known, smaller capitalization domestic and foreign companies. The Fund was organized as a Massachusetts business trust on March 11, 1992 and commenced operations on August 2, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) An equity security listed or traded on the New York or American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation;
(3) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

TCW/DW SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS February 28, 1997, continued

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc., an affiliate of Dean Witter Services Co. Inc. (the "Manager"), paid the organizational expenses of the Fund in the amount of $170,413 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.40% to the net assets of the Fund determined as of the close of each business day.

TCW/DW SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS February 28, 1997, continued

Under the terms of the Investment Advisory Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.


4. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by the investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $13,100,382 at February 28, 1997.

TCW/DW SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS February 28, 1997, continued

The Distributor has informed the Fund that for the year ended February 28, 1997, it received approximately $649,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.


5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended February 28, 1997 aggregated $239,064,555 and $101,638,001, respectively.

Dean Witter Trust Company, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At February 28, 1997, the Fund had transfer agent fees and expenses payable of approximately $30,000.

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                        FOR THE YEAR                  FOR THE YEAR
                            ENDED                        ENDED
                      FEBRUARY 28, 1997            FEBRUARY 29, 1996
                ----------------------------- ----------------------------
                    SHARES         AMOUNT        SHARES         AMOUNT
                -------------- -------------- ------------- --------------
Sold               11,470,998    $212,425,149    4,601,760    $ 63,324,377
Repurchased        (3,824,845)    (67,814,563)  (2,231,274)    (29,246,086)
                -------------- -------------- ------------- --------------
Net increase        7,646,153    $144,610,586    2,370,486    $ 34,078,291
                ============== ============== ============= ==============


7. FEDERAL INCOME TAX STATUS

At February 28, 1997, the Fund had a capital loss carryover of approximately $8,948,000 of which $3,538,000 will be available through February 28, 2003 and $5,410,000 will be available through February 28, 2005 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $2,772,000 during fiscal 1997.

As of February 28, 1997, the Fund had temporary book/tax differences primarily attributable to post-October losses and a permanent book/tax difference attributable to a net operating loss. To reflect the reclassification arising from the permanent difference, paid-in-capital was charged and net investment loss was credited $4,429,662.

TCW/DW SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                                         FOR THE PERIOD
                                        FOR THE YEAR ENDED FEBRUARY 28,  AUGUST 2, 1993*
                                        -------------------------------     THROUGH
                                           1997      1996**     1995    FEBRUARY 28, 1994
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...   $16.24     $ 9.90    $10.30        $10.00
                                        ---------- ---------- --------- -----------------
Net investment loss.....................    (0.26)     (0.19)    (0.18)        (0.07)
Net realized and unrealized gain
 (loss).................................    (0.25)      6.53     (0.22)         0.37
                                        ---------- ---------- --------- -----------------
Total from investment operations .......    (0.51)      6.34     (0.40)         0.30
                                        ---------- ---------- --------- -----------------
Net asset value, end of period..........   $15.73     $16.24    $ 9.90        $10.30
                                        ========== ========== ========= =================
TOTAL INVESTMENT RETURN+................    (3.14)%    64.04%    (3.88)%        3.00%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses................................     2.15%      2.32%     2.57%         2.18%(2)(3)
Net investment loss.....................    (1.70)%    (1.75)%   (2.04)%       (1.75)%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.............................. $268,783   $153,366   $69,984       $68,209
Portfolio turnover rate.................       42%        52%      116%           69%(1)
Average commission rate paid............  $0.0580         --       --             --


--------------
*      Commencement of operations.
**     Year ended February 29.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) If the Fund had borne all its expenses that were assumed or waived by the Manager and Adviser, the annualized expense and net investment loss ratios would have been 2.78% and (2.35)%, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW SMALL CAP GROWTH FUND
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF TCW/DW SMALL CAP GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Small Cap Growth Fund (the "Fund") at February 28, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period August 2, 1993 (commencement of operations) through February 28, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
April 11, 1997

APPENDIX
-------------------------------------------------------------------------------

RATINGS OF CORPORATE DEBT INSTRUMENTS
MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

                         FIXED-INCOME SECURITY RATINGS

Aaa Fixed-income securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Fixed-income securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Fixed-income securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Fixed-income securities which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well. Fixed-income securities rated Aaa, Aa, A and Baa are considered investment grade.

Ba Fixed-income securities which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B Fixed-income securities which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Fixed-income securities which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Fixed-income securities which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Fixed-income securities which are rated C are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal fixed-income security rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end if its generic rating category.

                            COMMERCIAL PAPER RATINGS

   Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

   Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                        FIXED-INCOME SECURITY RATINGS

   A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

   The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

BBB Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

         Fixed-income securities rated AAA, AA, A and BBB are considered investment grade.

BB Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

B Fixed-income securities rated "B" have a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC--" rating.

Cl The rating "Cl" is reserved for fixed-income securities on which no interest is being paid.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

                           COMMERCIAL PAPER RATINGS

   Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

   Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1 indicates that the degree of safety regarding timely payment is very strong.

A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                          TCW/DW SMALL CAP GROWTH FUND

                            PART C OTHER INFORMATION

Item 24. Financial Statements and Exhibits

    (a)  Financial Statements

      (1) Financial statements and schedules, included
          in Prospectus (Part A):
                                                                     Page
                                                                   in Prosp.
                                                                   ---------
          Financial highlights for the period
          August 2, 1993 through February 28, 1994 and
          for the years ended February 28, 1995,
          February 29, 1996 and February 28, 1997..................    4

      (2) Financial statements included in the Statement of
          Additional Information (Part B):
                                                                     Page
                                                                    in SAI
                                                                    ------
          Portfolio of Investments at February 28, 1997............   38

          Statement of assets and liabilities at
          February 28, 1997 .......................................   42

          Statement of operations for the year ended
          February 28, 1997........................................   42

          Statement of changes in net assets for the years
          ended February 29, 1996 and February 28, 1997............   43

          Notes to Financial Statements............................   44

          Financial highlights for the period August 2, 1993
          through February 28, 1994 and for the years ended
          February 28, 1995, February 29, 1996 and February 28,
          1997 ....................................................   48

      (3) Financial statements included in Part C:

          None

    (b)   Exhibits:

Exhibit
Number        Description
------        -----------

2.     --     Amended and Restated By-Laws of the Registrant
              dated as of October 25, 1996

11.    --     Consent of Independent Accountants

16.    --     Schedules for Computation of Performance
              Quotations

27.    --     Financial Data Schedule

-------------------
All other exhibits were previously filed and are hereby incorporated by reference.

Item 25.  Persons Controlled by or Under Common Control With
          Registrant.

          None

Item 26.  Number of Holders of Securities.

           (1)                                   (2)
                                       Number of Record Holders
       Title of Class                      at March 31, 1997
       --------------                  ------------------------

Shares of Beneficial Interest                   36,204

Item 27. Indemnification.

         Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

         Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Management and Advisory Agreements, none of the Manager, the Adviser or any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

         The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

         Registrant, in conjunction with the Manager, Registrant's Trustees, and other registered investment management companies managed by the Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 28. Business and Other Connections of Investment Adviser.

         The TCW Funds Management, Inc. (the "Adviser") is a 100% owned subsidiary of The TCW Group, Inc., a Nevada corporation. The Adviser presently serves as investment adviser to: (1) TCW Funds, Inc., a diversified open-end management investment company, (2) TCW Convertible Securities Fund, Inc., a diversified closed-end management investment company; (3) TCW/DW Core Equity Trust, an open-end, non-diversified management company, (4) TCW/DW North American Government Income Trust, an open-end, non-diversified management company, (5) TCW/DW Income and Growth Fund, an open-end, non-diversified management company, (6) TCW/DW Latin American Growth Fund, an open-end non-diversified management company, (7) TCW/DW Small Cap Growth Fund, an open-end non-diversified management company, (8) TCW/DW Term Trust 2000, a closed-end, diversified management company, (9) TCW/DW Term Trust 2002, a closed-end diversified management company, (10) TCW/DW Term Trust 2003, a closed-end diversified management company, (11) TCW/DW Balanced Fund, an open-end, diversified management company, (12) TCW/DW Emerging Markets Opportunities Trust, a closed-end, non-diversified management company, (13) TCW/DW Total Return Trust, an open-end non-diversified management investment company, (14) TCW/DW Mid-Cap Equity Trust, an open-end, diversified management investment company, (15) TCW/DW Global Telecom Trust, an open-end diversified management investment company and (16) TCW/DW Strategic Income Trust, an open-end diversified management investment company. The Adviser also serves as investment adviser or sub-adviser to other investment companies, including foreign investment companies. The list required by this Item 28 of the officers and directors of the Adviser together with information as to any other business, profession, vocation or employment of a substantive nature engaged in by the Adviser and such officers and directors during the past two years, is incorporated by reference to Form ADV (File No. 801-29075) filed by the Adviser pursuant to the Investment Advisers Act.


Item 29. Principal Underwriters.

         (a) Dean Witter Distributors Inc. ("Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. Distributors is also the principal underwriter of the following investment companies:

 (1)      Dean Witter Liquid Asset Fund Inc.
 (2)      Dean Witter Tax-Free Daily Income Trust
 (3)      Dean Witter California Tax-Free Daily Income Trust
 (4)      Dean Witter Retirement Series
 (5)      Dean Witter Dividend Growth Securities Inc.
 (6)      Dean Witter Natural Resource Development Securities Inc.
 (7)      Dean Witter World Wide Investment Trust
 (8)      Dean Witter Capital Growth Securities
 (9)      Dean Witter Convertible Securities Trust
(10)      Active Assets Tax-Free Trust
(11)      Active Assets Money Trust
(12)      Active Assets California Tax-Free Trust
(13)      Active Assets Government Securities Trust
(14)      Dean Witter Global Utilities Fund
(15)      Dean Witter Federal Securities Trust
(16)      Dean Witter U.S. Government Securities Trust
(17)      Dean Witter High Yield Securities Inc.
(18)      Dean Witter New York Tax-Free Income Fund
(19)      Dean Witter Tax-Exempt Securities Trust
(20)      Dean Witter California Tax-Free Income Fund
(21)      Dean Witter Limited Term Municipal Trust
(22)      Dean Witter World Wide Income Trust
(23)      Dean Witter Utilities Fund
(24)      Dean Witter Strategist Fund
(25)      Dean Witter New York Municipal Money Market Trust
(26)      Dean Witter Intermediate Income Securities
(27)      Prime Income Trust
(28)      Dean Witter European Growth Fund Inc.
(29)      Dean Witter Developing Growth Securities Trust
(30)      Dean Witter Precious Metals and Minerals Trust
(31)      Dean Witter Pacific Growth Fund Inc.
(32)      Dean Witter Multi-State Municipal Series Trust
(33)      Dean Witter Premier Income Trust
(34)      Dean Witter Short-Term U.S. Treasury Trust
(35)      Dean Witter Diversified Income Trust
(36)      Dean Witter Health Sciences Trust
(37)      Dean Witter Global Dividend Growth Securities
(38)      Dean Witter American Value Fund
(39)      Dean Witter U.S. Government Money Market Trust
(40)      Dean Witter Global Short-Term Income Fund Inc.
(41)      Dean Witter Variable Investment Series
(42)      Dean Witter Value-Added Market Series

(43)  Dean Witter Short-Term Bond Fund
(44)  Dean Witter National Municipal Trust
(45)  Dean Witter High Income Securities
(46)  Dean Witter International SmallCap Fund
(47)  Dean Witter Hawaii Municipal Trust
(48)  Dean Witter Balanced Growth Fund
(49)  Dean Witter Balanced Income Fund
(50)  Dean Witter Intermediate Term U.S. Treasury Trust
(51)  Dean Witter Global Asset Allocation Fund
(52)  Dean Witter Mid-Cap Growth Fund
(53)  Dean Witter Capital Appreciation Fund
(54)  Dean Witter Intermediate Term U.S. Treasury Trust
(55)  Dean Witter Information Fund
(56)  Dean Witter Japan Fund
(57)  Dean Witter Income Builder Fund
(58)  Dean Witter Special Value Fund
(59)  Dean Witter Financial Services Trust
(60)  Dean Witter Market Leader Trust
 (1)  TCW/DW Core Equity Trust
 (2) TCW/DW North American Government Income Trust
 (3) TCW/DW Latin American Growth Fund
 (4) TCW/DW Income and Growth Fund
 (5) TCW/DW Small Cap Growth Fund
 (6) TCW/DW Balanced Fund
 (7) TCW/DW Total Return Trust
 (8) TCW/DW Mid-Cap Equity Trust
 (9) TCW/DW Global Telecom Trust
(10) TCW/DW Strategic Income Trust
(11) TCW/DW Term Trust 2000
(12) TCW/DW Term Trust 2002
(13) TCW/DW Term Trust 2003
(14) TCW/DW Emerging Markets Opportunities Trust

(b) The following information is given regarding directors and officers of Dean Witter Distributors Inc. ("Distributors"). The principal address of Distributors is Two World Trade Center, New York, New York 10048.

                             POSITIONS AND
                             OFFICE WITH DISTRIBUTORS
NAME                         AND THE REGISTRANT
----                         ------------------

Charles A. Fiumefreddo       Chairman, Chief Executive
                             Officer and Director of
                             Distributors and Chairman,
                             Chief Executive Officer
                             and Trustee of the
                             Registrant.

Philip J. Purcell            Director of Distributors.

Richard M. DeMartini         Director of Distributors and
                             Trustee of the Registrant.

James F. Higgins             Director of Distributors.

Thomas C. Schneider          Executive Vice President, Chief
                             Financial Officer and Director
                             of Distributors.

                             POSITIONS AND
                             OFFICE WITH DISTRIBUTORS
NAME                         AND THE REGISTRANT
----                         ------------------

Christine A. Edwards         Executive Vice President,
                             Secretary, Chief Legal Officer
                             and Director of Distributors.

Robert Scanlan               Executive Vice President of
                             Distributors and Vice President
                             of the Registrant.

Robert S. Giambrone          Senior Vice President of
                             Distributors and Vice President
                             of the Registrant.

Barry Fink                   Senior Vice President, Assistant
                             General Counsel and Assistant
                             Secretary of Distributors and Vice
                             President, Secretary and General
                             Counsel of the Registrant.

Frederick K. Kubler          Senior Vice President,
                             Assistant Secretary and Chief
                             Compliance Officer of
                             Distributors.

Michael T. Gregg             Vice President and Assistant
                             Secretary of Distributors.

Edward C. Oelsner III        Vice President of Distributors.

Samuel Wolcott III           Vice President of Distributors.

Thomas F. Caloia             Assistant Treasurer of
                             Distributors and Treasurer of
                             the Registrant.

Michael Interrante           Assistant Treasurer of
                             Distributors.


Item 30. Location of Accounts and Records

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.


Item 31. Management Services

         Registrant is not a party to any such management-related service contract.

Item 32. Undertakings

         Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                              SIGNATURES
                              ----------

	Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of April, 1997.

                                   TCW/DW SMALL CAP GROWTH FUND

				   By /s/ Barry Fink
                                      ------------------------------------
                                          Barry Fink
                                      Vice President and Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 has been signed below by the following persons in the capacities and on the dates indicated.

   SIGNATURES                          TITLE                       DATE
   ----------                          -----                       ----
(1) Principal Executive Officer        President, Chief
                                       Executive Officer,
By /s/ Charles A. Fiumefreddo          Trustee and Chairman        04/30/97
  ----------------------------------
       Charles A. Fiumefreddo

(2) Principal Financial Officer        Treasurer and Principal
                                       Accounting Officer

By /s/ Thomas F. Caloia                                            04/30/97
  ----------------------------------
       Thomas F. Caloia

(3) Majority of the Trustees           Trustee

    Charles A. Fiumefreddo (Chairman)  Richard M. DeMartini
    Thomas E. Larkin, Jr.              Marc I. Stern

By /s/ Barry Fink                                                  04/30/97
  ----------------------------------
       Barry Fink
       Attorney-in-Fact

   John C. Argue                Manuel H. Johnson
   John R. Haire                Michael E. Nugent
   John L. Schroeder

By /s/ David M. Butowsky                                           04/30/97
  ----------------------------------
  David M. Butowsky
  Attorney-in-Fact

                                 EXHIBIT INDEX


 2.    --        By-Laws of the Registrant, Amended and Restated
                 as of October 25, 1996

11.    --        Consent of Independent Accountants

16.    --        Schedule for Computation of Performance
                 Quotations

27.    --        Financial Data Schedule